Document and Entity Information	6 Months Ended
Jun. 30, 2010
Document Type	S-4
Amendment Flag	false
Document Period End Date	2010-06-30
Entity Registrant Name	BioMed Realty Trust Inc
Entity Central Index Key	0001289236
Entity Filer Category	Large Accelerated Filer

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands	Jun. 30, 2010	Dec. 31, 2009	Dec. 31, 2008
ASSETS
Investments in real estate, net	$ 3,075,150	$ 2,971,767	$ 2,960,429
Investments in unconsolidated partnerships	59,459	56,909	18,173
Cash and cash equivalents	21,339	19,922	21,422
Restricted cash	11,547	15,355	7,877
Accounts receivable, net	2,859	4,135	9,417
Accrued straight-line rents, net	96,298	82,066	58,138
Acquired above-market leases, net	2,436	3,047	4,329
Deferred leasing costs, net	80,373	83,274	101,519
Deferred loan costs, net	12,825	8,123	9,754
Other assets	65,935	38,676	38,256
Total assets	3,428,221	3,283,274	3,229,314
LIABILITIES AND EQUITY
Mortgage notes payable, net	664,867	669,454	353,161
Secured construction loan			507,128
Secured term loan		250,000	250,000
Exchangeable senior notes due 2026, net	21,396	44,685	122,043
Exchangeable senior notes due 2030	180,000
Unsecured senior notes due 2020, net	247,475
Unsecured line of credit	170,500	397,666	108,767
Security deposits	10,352	7,929	7,623
Dividends and distributions payable	21,728	18,531	32,445
Accounts payable, accrued expenses, and other liabilities	50,720	47,388	66,821
Derivative instruments	6,631	12,551	126,091
Acquired below-market leases, net	9,039	11,138	17,286
Total liabilities	1,382,708	1,459,342	1,591,365
Stockholders' equity:
Preferred stock, $.01 par value, 15,000,000 shares authorized: 7.375% Series A cumulative redeemable preferred stock, $230,000,000 liquidation preference ( $25.00 per share), 9,200,000 shares issued and outstanding at June 30, 2010 and December 31, 2009	222,413	222,413	222,413
Common stock, $.01 par value, 150,000,000 shares authorized, 113,578,209 and 99,000,269 shares issued and outstanding at June 30, 2010 and December 31, 2009, respectively	1,136	990	808
Additional paid-in capital	2,079,153	1,843,551	1,661,009
Accumulated other comprehensive loss	(77,049)	(85,183)	(112,126)
Dividends in excess of earnings	(190,010)	(167,429)	(146,536)
Total stockholders' equity	2,035,643	1,814,342	1,625,568
Noncontrolling interests	9,870	9,590	12,381
Total equity	2,045,513	1,823,932	1,637,949
Total liabilities and equity	$ 3,428,221	$ 3,283,274	$ 3,229,314

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009	Dec. 31, 2008
Preferred stock, par value	$ 0.01	$ 0.01	$ 0.01
Preferred stock, shares authorized	15,000,000	15,000,000	15,000,000
Preferred stock, liquidation preference	$ 230,000,000	$ 230,000,000	$ 230,000,000
Preferred stock, liquidation preference per share	$ 25	$ 25	$ 25
Preferred stock, shares issued	9,200,000	9,200,000	9,200,000
Preferred stock, shares outstanding	9,200,000	9,200,000	9,200,000
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	150,000,000	150,000,000	100,000,000
Common stock, shares issued	113,578,209	99,000,269	80,757,421
Common stock, shares outstanding	113,578,209	99,000,269	80,757,421

CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Share data	6 Months Ended		12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Revenues:
Rental	$ 142,980	$ 134,135	$ 269,901	$ 227,464	$ 195,996
Tenant recoveries	41,099	38,270	77,406	72,166	61,735
Other income	1,589	7,626	13,859	2,343	8,378
Total revenues	185,668	180,031	361,166	301,973	266,109
Expenses:
Rental operations	34,928	36,813	73,213	61,600	50,789
Real estate taxes	17,424	14,846	31,611	23,129	20,353
Depreciation and amortization	55,385	51,813	109,620	84,227	72,202
General and administrative	12,718	10,407	22,919	22,834	21,870
Acquisition related expenses	1,968
Total expenses	122,423	113,879	237,363	191,790	165,214
Income from operations	63,245	66,152	123,803	110,183	100,895
Equity in net loss of unconsolidated partnerships	(377)	(766)	(2,390)	(1,200)	(893)
Interest income	71	164	308	485	990
Interest expense	(43,131)	(24,955)	(64,998)	(41,172)	(28,786)
(Loss)/gain on derivative instruments	(347)	303	203	(19,948)
(Loss)/gain on extinguishment of debt	(2,265)	6,152	3,264	14,783
Income from continuing operations			60,190	63,131	72,206
Income from discontinued operations before gain on sale of assets					639
Gain on sale of real estate assets					1,087
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest, Total					1,726
Net income	17,196	47,050	60,190	63,131	73,932
Net income attributable to noncontrolling interests	(216)	(1,350)	(1,468)	(2,077)	(2,531)
Net income attributable to Company	16,980	45,700	58,722	61,054	71,401
Preferred stock dividends	(8,481)	(8,481)	(16,963)	(16,963)	(16,868)
Net income available to common stockholders	$ 8,499	$ 37,219	$ 41,759	$ 44,091	$ 54,533
Net income from continuing operations per share:
Basic earnings per share			$ 0.45	$ 0.61	$ 0.81
Diluted earnings per share			$ 0.45	$ 0.61	$ 0.8
Income from discontinued operations per share:
Basic earnings per share					$ 0.02
Diluted earnings per share					$ 0.03
Net income per share available to common stockholders:
Basic earnings per share	$ 0.08	$ 0.44	$ 0.45	$ 0.61	$ 0.83
Diluted earnings per share	$ 0.08	$ 0.44	$ 0.45	$ 0.61	$ 0.83
Weighted-average common shares outstanding:
Basic	104,000,339	84,403,582	91,011,123	71,684,244	65,303,204
Diluted	108,298,135	88,580,072	91,851,002	75,408,153	68,738,694

CONSOLIDATED STATEMENTS OF EQUITY (USD $) In Thousands, except Share data	Series A Preferred Stock	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive (Loss)/Income	Dividends in Excess of Earnings	Total Stockholders' Equity	Noncontrolling Interests	Total
Balance - shares at Dec. 31, 2006		65,425,598
Balance - value at Dec. 31, 2006		$ 654	$ 1,286,213	$ 8,417	$ (66,874)	$ 1,228,410	$ 19,319	$ 1,247,729
Net proceeds from sale of preferred stock	222,413					222,413		222,413
Net issuances of unvested restricted common stock - shares		145,706
Net issuances of unvested restricted common stock - value		2	(2)
Vesting of share-based awards			5,529			5,529		5,529
Common stock dividends					(81,205)	(81,205)		(81,205)
OP unit distributions							(4,199)	(4,199)
Purchase of noncontrolling interests							(371)	(371)
Net income					71,401	71,401	2,531	73,932
Preferred stock dividends					(16,868)	(16,868)		(16,868)
Unrealized gain (loss) on derivative instruments				(30,179)		(30,179)		(30,179)
Net Income (Loss), Including Portion Attributable to Noncontrolling Interest [Abstract]
Balance - value at Dec. 31, 2007		656
Balance - shares at Dec. 31, 2007	222,413	65,571,304	1,291,740	(21,762)	(93,546)	1,399,501	17,280	1,416,781
Net proceeds from sale of common stock - shares		14,754,000
Net proceeds from sale of common stock - value		147	361,983			362,130		362,130
Net issuances of unvested restricted common stock - shares		363,917
Net issuances of unvested restricted common stock - value		4	(4)
Conversion of operating partnership units to common stock - shares		68,200
Conversion of operating partnership units to common stock - value		1	485			486	(895)	(409)
Vesting of share-based awards			6,805			6,805		6,805
Common stock dividends					(97,081)	(97,081)		(97,081)
OP unit distributions							(4,669)	(4,669)
Purchase of noncontrolling interests							(1,412)	(1,412)
Net income					61,054	61,054	2,077	63,131
Preferred stock dividends					(16,963)	(16,963)		(16,963)
Unrealized gain (loss) on derivative instruments				(90,364)		(90,364)		(90,364)
Net Income (Loss), Including Portion Attributable to Noncontrolling Interest [Abstract]
Balance - value at Dec. 31, 2008	222,413	808	1,661,009	(112,126)	(146,536)	1,625,568	12,381	1,637,949
Balance - shares at Dec. 31, 2008		80,757,421						80,757,421
Net proceeds from sale of common stock - shares		17,302,754
Net proceeds from sale of common stock - value		173	173,994			174,167		174,167
Net issuances of unvested restricted common stock - shares		581,140
Net issuances of unvested restricted common stock - value		6	(37)			(31)		(31)
Conversion of operating partnership units to common stock - shares		358,954
Conversion of operating partnership units to common stock - value		3	2,108			2,111	(2,111)
Vesting of share-based awards			5,625			5,625		5,625
Allocation of equity to noncontrolling interests			852			852	(852)
Common stock dividends					(62,652)	(62,652)		(62,652)
OP unit distributions							(2,245)	(2,245)
Net income					58,722	58,722	1,468	60,190
Preferred stock dividends					(16,963)	(16,963)		(16,963)
Unrealized gain (loss) on derivative instruments				22,947		22,947	820	23,767
Realized gain on marketable securities				511		511	26	537
Amortization of deferred interest costs				3,485		3,485	103	3,588
Net Income (Loss), Including Portion Attributable to Noncontrolling Interest [Abstract]
Balance - value at Dec. 31, 2009	222,413	990	1,843,551	(85,183)	(167,429)	1,814,342	9,590	1,823,932
Balance - shares at Dec. 31, 2009		99,000,269						99,000,269
Net proceeds from sale of common stock - shares		14,176,000
Net proceeds from sale of common stock - value		142	234,045			234,187		234,187
Net issuances of unvested restricted common stock - shares		326,630
Net issuances of unvested restricted common stock - value		3	(1,241)			(1,238)		(1,238)
Conversion of operating partnership units to common stock - shares		75,310
Conversion of operating partnership units to common stock - value		1	(30)			(29)	29
Vesting of share-based awards			3,514			3,514		3,514
Allocation of equity to noncontrolling interests			(686)			(686)	686
Common stock dividends					(31,080)	(31,080)		(31,080)
OP unit distributions							(875)	(875)
Net income					16,980	16,980	216	17,196
Preferred stock dividends					(8,481)	(8,481)		(8,481)
Unrealized gain (loss) on derivative instruments				5,185		5,185	144	5,329
Realized gain on marketable securities				(523)		(523)	(15)	(538)
Amortization of deferred interest costs				3,472		3,472	95	3,567
Net Income (Loss), Including Portion Attributable to Noncontrolling Interest [Abstract]
Balance - value at Jun. 30, 2010	$ 222,413	$ 1,136	$ 2,079,153	$ (77,049)	$ (190,010)	$ 2,035,643	$ 9,870	$ 2,045,513
Balance - shares at Jun. 30, 2010		113,578,209						113,578,209

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Net income available to common stockholders and noncontrolling interests	$ 8,715	$ 38,569	$ 43,227	$ 46,168	$ 57,064
Other comprehensive income:
Unrealized gain on derivative instruments	5,825	21,458	26,841	(84,374)	(30,179)
Amortization of deferred interest costs	3,567		3,588
Equity in other comprehensive income/(loss) of unconsolidated partnerships	(11)	(236)	(503)	(917)
Deferred settlement payments on interest rate swaps, net	(485)	(1,600)	(2,571)	(5,073)
Unrealized gain/(loss) on marketable securities	(538)	1,740	537
Total other comprehensive income	8,358	21,362	27,892	(90,364)	(30,179)
Comprehensive income	17,073	59,931	71,119	(44,196)	26,885
Comprehensive income attributable to noncontrolling interests	(440)	(2,111)	(2,417)	(2,077)	(2,531)
Comprehensive income attributable to common stockholders	$ 16,633	$ 57,820	$ 68,702	$ (46,273)	$ 24,354

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Operating activities:
Net income	$ 17,196	$ 47,050	$ 60,190	$ 63,131	$ 73,932
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest					1,726
Adjustments to reconcile net income to net cash provided by operating activities:
Gain on sale of real estate assets					(1,087)
Loss/(gain) on extinguishment of debt	2,214	(6,152)	(3,264)	(14,783)
Loss/(gain) on derivative instruments	347	(303)	(203)	19,948
Gain on sale of marketable securities	(865)
Depreciation and amortization including discontinued operations	55,385	51,813	109,620	84,227	72,429
Allowance for doubtful accounts	254	3,824	6,257	796	232
Revenue reduction attributable to acquired above-market leases	611	641	1,282	1,416	2,451
Revenue recognized related to acquired below-market leases	(2,442)	(5,114)	(7,526)	(6,422)	(5,859)
Revenue reduction attributable to lease incentives	1,035	637	1,278	2,006	205
Compensation expense related to restricted common stock and LTIP units	3,514	2,787	5,625	6,106	6,229
Amortization of deferred loan costs	2,183	2,363	3,950	4,107	3,195
Amortization of debt premium on mortgage notes payable	(940)	(920)	(1,853)	(1,343)	(827)
Amortization of debt discount on exchangeable senior notes due 2026	352	936	1,810	1,561	1,132
Amortization of debt discount on unsecured senior notes due 2020	33
Loss from unconsolidated partnerships	914	766	2,390	1,200	893
Distributions representing return on capital from unconsolidated partnerships	860	61	586	687	357
Distributions to noncontrolling interest in consolidated partnerships					(108)
Amortization of deferred interest costs	3,567		3,588
Changes in operating assets and liabilities:
Restricted cash	3,808	(7,761)	(7,478)	990	(2,441)
Accounts receivable	1,022	(1,230)	4,197	(5,319)	1,296
Accrued straight-line rents	(14,232)	(14,263)	(29,100)	(22,160)	(15,969)
Deferred leasing costs	(1,740)	(4,955)	(8,669)	(11,514)	(9,664)
Other assets	(10,355)	2,975	(603)	(4,943)	(2,314)
Security deposits	705	37	306	533	(587)
Accounts payable, accrued expenses and other liabilities	5	(507)	2,706	(5,178)	(8,530)
Net cash provided by operating activities	63,431	72,685	145,089	115,046	114,965
Investing activities:
Purchases of interests in and additions to investments in real estate and related intangible assets	(154,770)	(69,369)	(114,191)	(243,452)	(394,299)
Contributions to unconsolidated partnerships, net		(32,135)	(42,825)		(21,402)
Proceeds from the sale of marketable securities	1,227
Proceeds from sale of real estate assets, net of selling costs				28,800	19,389
Distributions representing a return of capital received from unconsolidated partnerships				1,373
Receipts of master lease payments				373	928
Additions to non-real estate assets	(477)	(31)	(611)	(5,755)	(1,017)
Funds held in escrow for acquisitions	(18,378)				(12,900)
Net cash used in investing activities	(172,398)	(101,535)	(157,627)	(218,661)	(409,301)
Financing activities:
Proceeds from common stock offering	243,931	174,250	181,861	371,310
Proceeds from preferred stock offering					230,000
Payment of common stock offering costs	(9,744)	(7,324)	(7,694)	(9,180)
Payment of preferred stock offering costs					(7,587)
Payment of deferred loan costs	(8,402)	(1,735)	(4,037)	(143)	(3,856)
Unsecured line of credit proceeds	229,142	350,617	483,337	199,750	286,237
Unsecured line of credit payments	(456,308)	(166,980)	(194,438)	(361,930)	(243,455)
Mortgage loan proceeds		368,000	368,000
Principal payments on mortgage notes payable	(3,647)	(2,477)	(49,854)	(24,454)	(21,579)
Payments on secured term loan	(250,000)
Repurchases of exchangeable senior notes due 2026	(24,306)	(12,605)	(74,181)	(28,826)
Proceeds from exchangeable senior notes due 2030	180,000
Proceeds from unsecured senior notes due 2020	247,442
Settlement of derivative instruments		(86,482)	(86,482)
Secured construction loan proceeds				81,968	138,805
Secured construction loan payments		(507,128)	(507,128)
Deferred settlement payments, net on interest rate swaps	(485)	(1,600)	(2,571)	(5,073)
Distributions to operating partnership unit and LTIP unit holders	(857)	(2,277)	(2,966)	(4,547)	(3,936)
Dividends paid to common stockholders	(27,901)	(54,249)	(75,846)	(90,354)	(79,851)
Dividends paid to preferred stockholders	(8,481)	(8,481)	(16,963)	(16,963)	(12,627)
Net cash provided by financing activities	110,384	41,529	11,038	111,558	282,151
Net increase in cash and cash equivalents	1,417	12,679	(1,500)	7,943	(12,185)
Cash and cash equivalents at beginning of period	19,922	21,422	21,422	13,479	25,664
Cash and cash equivalents at end of period	21,339	34,101	19,922	21,422	13,479
Supplemental disclosure of cash flow information:
Cash paid during the period for interest (net of amounts capitalized of $2,946 and $7,601, respectively)	33,330	21,734	52,971	40,691	25,154
Supplemental disclosure of non-cash investing and financing activities:
Accrual for preferred stock dividends declared	4,241	4,241	4,241	4,241	4,241
Accrual for common stock dividends declared	17,037	10,793	13,860	27,053	20,326
Accrual for distributions declared for operating partnership unit and LTIP unit holders	450	349	430	1,151	1,029
Accrued additions to real estate and related intangible assets	$ 13,357	$ 26,565	$ 13,296	$ 37,828	$ 46,783

CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) (USD $) In Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2010	Jun. 30, 2009	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Cash paid for capitalized interest	$ 2,946	$ 7,601	$ 12,405	$ 42,320	$ 58,132

Organization and Description of Business	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Organization and Description of Business
1. Organization and Description of Business
     BioMed Realty Trust, Inc., a Maryland corporation (the "Company"), was incorporated in Maryland on April 30, 2004. On August 11, 2004, the Company commenced operations after completing its initial public offering. The Company operates as a fully integrated, self-administered and self-managed real estate investment trust ("REIT") focused on acquiring, developing, owning, leasing and managing laboratory and office space for the life science industry principally through its subsidiary, BioMed Realty, L.P., a Maryland limited partnership (the "Operating Partnership"). The Company's tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. The Company's properties are generally located in markets with well established reputations as centers for scientific research, including Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey.

1. Organization and Description of Business
     BioMed Realty Trust, Inc., a Maryland corporation (the "Company") was incorporated in Maryland on April 30, 2004. On August 11, 2004, the Company commenced operations after completing its initial public offering. The Company operates as a fully integrated, self-administered and self-managed real estate investment trust ("REIT") focused on acquiring, developing, owning, leasing and managing laboratory and office space for the life science industry principally through its subsidiary, BioMed Realty, L.P., a Maryland limited partnership (its "Operating Partnership"). The Company's tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. The Company's properties are generally located in markets with well established reputations as centers for scientific research, including Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey.
     Information with respect to the number of properties, square footage, and the percent of rentable square feet leased to tenants is unaudited.

Basis of Presentation and Summary of Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Basis of Presentation and Summary of Significant Accounting Policies
2. Basis of Presentation and Summary of Significant Accounting Policies
The accompanying interim financial statements are unaudited, but have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all the disclosures required by GAAP for complete financial statements. In the opinion of management, all adjustments and eliminations, consisting of normal recurring adjustments necessary for a fair presentation of the financial statements for these interim periods have been recorded. These financial statements should be read in conjunction with the audited consolidated financial statements and notes therein included in the Company's annual report on Form 10-K for the year ended December 31, 2009.
Principles of Consolidation
The consolidated financial statements include the accounts of the Company, its wholly owned subsidiaries, partnerships and limited liability companies it controls, and variable interest entities ("VIE") for which the Company has determined itself to be the primary beneficiary. All material intercompany transactions and balances have been eliminated. The Company consolidates entities the Company controls and records a noncontrolling interest for the portions not owned by the Company. Control is determined, where applicable, by the sufficiency of equity invested and the rights of the equity holders, and by the ownership of a majority of the voting interests, with consideration given to the existence of approval or veto rights granted to the minority stockholder. If the minority stockholder holds substantive participating rights, it overcomes the presumption of control by the majority voting interest holder. In contrast, if the minority stockholder simply holds protective rights (such as consent rights over certain actions), it does not overcome the presumption of control by the majority voting interest holder.
Investments in Partnerships
The Company evaluates its investments in limited liability companies and partnerships to determine whether such entities may be a variable interest entity and, if a VIE, whether the Company is the primary beneficiary. Generally, an entity is determined to be a VIE when either (1) the equity investors (if any) lack one or more of the essential characteristics of a controlling financial interest, (2) the equity investment at risk is insufficient to finance that entity's activities without additional subordinated financial support or (3) the equity investors have voting rights that are not proportionate to their economic interests and the activities of the entity involve or are conducted on behalf of an investor with a disproportionately small voting interest. The primary beneficiary is the entity that has both (1) the power to direct matters that most significantly impact the VIE's economic performance and (2) the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE. The Company considers a variety of factors in identifying the entity that holds the power to direct matters that most significantly impact the VIE's economic performance including, but not limited to, the ability to direct financing, leasing, construction and other operating decisions and activities. In addition, the Company considers the rights of other investors to participate in policy making decisions, to replace or remove the manager and to liquidate or sell the entity. The obligation to absorb losses and the right to receive benefits when a reporting entity is affiliated with a VIE must be based on ownership, contractual, and/or other pecuniary interests in that VIE. The Company has determined that it is the primary beneficiary in five VIEs, consisting of single-tenant properties in which the tenant has a fixed-price purchase option, which are consolidated and reflected in the accompanying consolidated financial statements.
If the above conditions do not apply, the Company considers whether a general partner or managing member controls a limited partnership or limited liability company. The general partner in a limited partnership or managing member in a limited liability company is presumed to control that limited partnership or limited liability company. The presumption may be overcome if the limited partners or members have either (1) the substantive ability to dissolve the limited partnership or limited liability company or otherwise remove the general partner or managing member without cause or (2) substantive participating rights, which provide the limited partners or members with the ability to effectively participate in significant decisions that would be expected to be made in the ordinary course of the limited partnership's or limited liability company's business and thereby preclude the general partner or managing member from exercising unilateral control over the partnership or company. If these criteria are met and the Company is the general partner or the managing member, as applicable, the consolidation of the partnership or limited liability company is required.
Except for investments that are consolidated, the Company accounts for investments in entities over which it exercises significant influence, but does not control, under the equity method of accounting. These investments are recorded initially at cost and subsequently adjusted for equity in earnings and cash contributions and distributions. Under the equity method of accounting, the Company's net equity in the investment is reflected in the consolidated balance sheets and its share of net income or loss is included in the Company's consolidated statements of income.
On a periodic basis, management assesses whether there are any indicators that the carrying value of the Company's investments in unconsolidated partnerships or limited liability companies may be impaired on a more than temporary basis. An investment is impaired only if management's estimate of the fair-value of the investment is less than the carrying value of the investment on a more than temporary basis. To the extent impairment has occurred, the loss is measured as the excess of the carrying value of the investment over the fair-value of the investment. Management does not believe that the value of any of the Company's unconsolidated investments in partnerships or limited liability companies was impaired as of June 30, 2010.
Investments in Real Estate
Investments in real estate, net consisted of the following (in thousands):

	June 30,	December 31,
	2010	2009
Land	$394,238	$388,292
Land under development	49,870	31,609
Buildings and improvements	2,611,465	2,485,972
Construction in progress	41,244	87,810
Tenant improvements	270,056	222,858

	3,366,873	3,216,541
Accumulated depreciation	(291,723)	(244,774)

	$3,075,150	$2,971,767

During the six months ended June 30, 2010, the Company identified and recorded an adjustment for a cumulative understatement of depreciation expense related to an operating property of approximately  $1.0 million that it determined was not material to its previously issued consolidated financial statements.
Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed
The Company reviews long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The review of recoverability is based on an estimate of the future undiscounted cash flows (excluding interest charges) expected to result from the long-lived asset's use and eventual disposition. These cash flows consider factors such as expected future operating income, trends and prospects, as well as the effects of leasing demand, competition and other factors. If impairment exists due to the inability to recover the carrying value of a long-lived asset, an impairment loss is recorded to the extent that the carrying value exceeds the estimated fair-value of the property. The Company is required to make subjective assessments as to whether there are impairments in the values of its investments in long-lived assets. These assessments have a direct impact on the Company's net income because recording an impairment loss results in an immediate negative adjustment to net income. The evaluation of anticipated cash flows is highly subjective and is based in part on assumptions regarding future occupancy, rental rates and capital requirements that could differ materially from actual results in future periods. Although the Company's strategy is to hold its properties over the long-term, if the Company's strategy changes or market conditions otherwise dictate an earlier sale date, an impairment loss may be recognized to reduce the property to the lower of the carrying amount or fair-value, and such loss could be material. As of and through June 30, 2010, no assets have been identified as impaired and no such impairment losses have been recognized.
Deferred Leasing Costs
Leasing commissions and other direct costs associated with new or renewal lease activity are recorded at cost and amortized on a straight-line basis over the terms of the respective leases, with remaining terms ranging from less than one year to approximately 15 years as of June 30, 2010. Deferred leasing costs also include the net carrying value of acquired in-place leases and acquired management agreements.
Deferred leasing costs, net at June 30, 2010 consisted of the following (in thousands):

	Balance at
	June 30,	Accumulated
	2010	Amortization	Net
Acquired in-place leases	$171,243	$(119,046)	$52,197
Acquired management agreements	13,291	(10,734)	2,557
Deferred leasing and other direct costs	37,007	(11,388)	25,619

	$221,541	$(141,168)	$80,373

Deferred leasing costs, net at December 31, 2009 consisted of the following (in thousands):

	Balance at
	December 31,	Accumulated
	2009	Amortization	Net
Acquired in-place leases	$168,390	$(112,613)	$55,777
Acquired management agreements	12,921	(10,405)	2,516
Deferred leasing and other direct costs	34,851	(9,870)	24,981

	$216,162	$(132,888)	$83,274

Revenue Recognition
The Company commences revenue recognition on its leases based on a number of factors. In most cases, revenue recognition under a lease begins when the lessee takes possession of or controls the physical use of the leased asset. Generally, this occurs on the lease commencement date. In determining what constitutes the leased asset, the Company evaluates whether the Company or the lessee is the owner, for accounting purposes, of the tenant improvements. If the Company is the owner, for accounting purposes, of the tenant improvements, then the leased asset is the finished space and revenue recognition begins when the lessee takes possession of the finished space, typically when the improvements are substantially complete. If the Company concludes that it is not the owner, for accounting purposes, of the tenant improvements (the lessee is the owner), then the leased asset is the unimproved space and any tenant improvement allowances funded under the lease are treated as lease incentives, which reduce revenue recognized on a straight-line basis over the remaining non-cancelable term of the respective lease. In these circumstances, the Company begins revenue recognition when the lessee takes possession of the unimproved space for the lessee to construct improvements. The determination of who is the owner, for accounting purposes, of the tenant improvements determines the nature of the leased asset and when revenue recognition under a lease begins. The Company considers a number of different factors to evaluate whether it or the lessee is the owner of the tenant improvements for accounting purposes. These factors include:
•	whether the lease stipulates how and on what a tenant improvement allowance may be spent;

•	whether the tenant or landlord retain legal title to the improvements;

•	the uniqueness of the improvements;

•	the expected economic life of the tenant improvements relative to the length of the lease;

•	the responsible party for construction cost overruns; and

•	who constructs or directs the construction of the improvements.
The determination of who owns the tenant improvements, for accounting purposes, is subject to significant judgment. In making that determination, the Company considers all of the above factors. However, no one factor is determinative in reaching a conclusion.
All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the term of the related lease. The excess of rents recognized over amounts contractually due pursuant to the underlying leases are included in accrued straight-line rents on the accompanying consolidated balance sheets and contractually due but unpaid rents are included in accounts receivable. Existing leases at acquired properties are reviewed at the time of acquisition to determine if contractual rents are above or below current market rents for the acquired property. An identifiable lease intangible asset or liability is recorded based on the present value (using a discount rate that reflects the risks associated with the acquired leases) of the difference between (1) the contractual amounts to be paid pursuant to the in-place leases and (2) the Company's estimate of the fair market lease rates for the corresponding in-place leases at acquisition, measured over a period equal to the remaining non-cancelable term of the leases and any fixed rate renewal periods (based on the Company's assessment of the likelihood that the renewal periods will be exercised). The capitalized above-market lease values are amortized as a reduction of rental revenue on a straight-line basis over the remaining non-cancelable terms of the respective leases. The capitalized below-market lease values are amortized as an increase to rental revenue on a straight-line basis over the remaining non-cancelable terms of the respective leases and any fixed-rate renewal periods, if applicable. If a tenant vacates its space prior to the contractual termination of the lease and no rental payments are being made on the lease, any unamortized balance of the related intangible will be written off.
Acquired above-market leases, net consisted of the following (in thousands):

	June 30,	December 31,
	2010	2009
Acquired above-market leases	$12,729	$12,729
Accumulated amortization	(10,293)	(9,682)

	$2,436	$3,047

Acquired below-market leases, net consisted of the following (in thousands):

	June 30,	December 31,
	2010	2009
Acquired below-market leases	$39,682	$39,339
Accumulated amortization	(30,643)	(28,201)

	$9,039	$11,138

Lease incentives, net, which is included in other assets on the accompanying consolidated balance sheets, consisted of the following (in thousands):

	June 30,	December 31,
	2010	2009
Lease incentives	$27,062	$12,816
Accumulated amortization	(4,524)	(3,489)

	$22,538	$9,327

Rental operations expenses, consisting of real estate taxes, insurance and common area maintenance costs, are subject to recovery from tenants under the terms of lease agreements. Amounts recovered are dependent on several factors, including occupancy and lease terms. Revenues are recognized in the period the expenses are incurred. The reimbursements are recorded in revenues as tenant recoveries, and the expenses are recorded in rental operations expenses, as the Company is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the credit risk.
On an ongoing basis, the Company evaluates the recoverability of tenant balances, including rents receivable, straight-line rents receivable, tenant improvements, deferred leasing costs and any acquisition intangibles. When it is determined that the recoverability of tenant balances is not probable, an allowance for expected losses related to tenant receivables, including straight-line rents receivable, utilizing the specific identification method, is recorded as a charge to earnings. Upon the termination of a lease, the amortization of tenant improvements, deferred leasing costs and acquisition intangible assets and liabilities is accelerated to the expected termination date as a charge to their respective line items and tenant receivables are written off as a reduction of the allowance in the period in which the balance is deemed to be no longer collectible. For financial reporting purposes, a lease is treated as terminated upon a tenant filing for bankruptcy, when a space is abandoned and a tenant ceases rent payments, or when other circumstances indicate that termination of a tenant's lease is probable (e.g., eviction). Lease termination fees are recognized in other revenue when the related leases are canceled, the amounts to be received are fixed and determinable and collectability is assured, and when the Company has no continuing obligation to provide services to such former tenants. The effect of lease terminations for the three and six months ended June 30, 2010 and 2009 was as follows (in thousands):
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Rental revenues	$—	$—	$—	$2,619
Other income	9	2,643	72	6,543

Total revenue	9	2,643	72	9,162

Rental operations expense	—	520	9	4,204
Depreciation and amortization	—	325	—	4,005

Total expenses	—	845	9	8,209

Net effect of lease terminations	$9	$1,798	$63	$953

Investments
The Company, through its Operating Partnership, holds investments in equity securities in certain publicly-traded companies and privately-held companies primarily involved in the life science industry. The Company may accept equity securities from tenants in lieu of cash rents, as prepaid rent pursuant to the execution of a lease, or as additional consideration for a lease termination. The Company does not acquire investments for trading purposes and, as a result, all of the Company's investments in publicly-traded companies are considered "available-for-sale" and are recorded at fair-value. Changes in the fair-value of investments classified as available-for-sale are recorded in comprehensive income. The fair-value of the Company's equity securities in publicly-traded companies is determined based upon the closing trading price of the equity security as of the balance sheet date, with unrealized gains and losses shown as a separate component of stockholders' equity. Investments in equity securities of privately-held companies are generally accounted for under the cost method, because the Company does not influence any operating or financial policies of the companies in which it invests. The classification of investments is determined at the time each investment is made, and such determination is reevaluated at each balance sheet date. The cost of investments sold is determined by the specific identification method, with net realized gains and losses included in other income. For all investments in equity securities, if a decline in the fair-value of an investment below its carrying value is determined to be other-than-temporary, such investment is written down to its estimated fair-value with a non-cash charge to earnings. The factors that the Company considers in making these assessments include, but are not limited to, market prices, market conditions, available financing, prospects for favorable or unfavorable clinical trial results, new product initiatives and new collaborative agreements.
Investments, which are included in other assets on the accompanying consolidated balance sheets, consisted of the following (in thousands):

	June 30,	December 31,
	2010	2009
Equity securities, initial cost basis	$—	$361
Unrealized gain	—	537

Equity securities, fair-value	$—	$898

During the six months ended June 30, 2010, the Company sold a portion of its equity securities, resulting in net proceeds of approximately  $1.2 million and a realized gain on sale of approximately  $865,000 (based on a specific identification of the securities sold), which was reclassified from accumulated other comprehensive loss and recognized in other income in the accompanying consolidated statements of income. The Company's remaining investments consist of equity securities in privately-held companies, which were determined to have a de minimis fair-value at receipt. This was the result of substantial doubt about the ability to realize value from the sale of such investments due to an illiquid or non-existent market for the securities and the ongoing financial difficulties of the companies that issued the equity securities.
Share-Based Payments
All share-based payments to employees are recognized in the income statement based on their fair-value. Through June 30, 2010, the Company had only awarded restricted stock and long-term incentive plan ("LTIP") unit grants under its incentive award plan, which are valued based on the closing market price of the underlying common stock on the date of grant, and had not granted any stock options. The fair-value of all share-based payments is amortized to general and administrative expense and rental operations expense over the relevant service period, adjusted for anticipated forfeitures.
Assets and Liabilities Measured at Fair-Value
The Company measures financial instruments and other items at fair-value where required under GAAP, but has elected not to measure any additional financial instruments and other items at fair-value as permitted under fair-value option accounting guidance.
Fair-value measurement is determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair-value measurements, there is a fair-value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity's own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).
Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity's own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair-value measurement is based on inputs from different levels of the fair-value hierarchy, the level in the fair-value hierarchy within which the entire fair-value measurement falls is based on the lowest level input that is significant to the fair-value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair-value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.
The Company has used interest rate swaps to manage its interest rate risk. The valuation of these instruments is determined using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves. The fair-values of interest rate swaps are determined using the market standard methodology of netting the discounted future fixed cash receipts (or payments) and the discounted expected variable cash payments (or receipts). The variable cash payments (or receipts) are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves. The Company incorporates credit valuation adjustments to appropriately reflect both its own nonperformance risk and the respective counterparty's nonperformance risk in the fair-value measurements. In adjusting the fair-value of its derivative contracts for the effect of nonperformance risk, the Company has considered the impact of netting and any applicable credit enhancements, such as collateral postings, thresholds, mutual puts, and guarantees.
Although the Company has determined that the majority of the inputs used to value its derivatives fall within Level 2 of the fair-value hierarchy, the credit valuation adjustments associated with its derivatives utilize Level 3 inputs, such as estimates of current credit spreads to evaluate the likelihood of default by itself and its counterparties. However, as of June 30, 2010, the Company has determined that the impact of the credit valuation adjustments on the overall valuation of its derivative positions is not significant. As a result, the Company has determined that its derivative valuations in their entirety are classified in Level 2 of the fair-value hierarchy (see Note 8).
The valuation of the Company's investments in equity securities of publicly-traded companies utilizes observable market-based inputs, based on the closing trading price of securities as of the balance sheet date. The valuation of the Company's investments in equity securities of private companies utilizes Level 3 inputs (including any discounts applied to the valuations). However, as of June 30, 2010, the Company's aggregate investment in equity securities of private companies was immaterial and, as a result, management has determined that the impact of the use of Level 3 inputs on the overall valuation of all its investments is not significant
No other assets or liabilities are measured at fair-value on a recurring basis, or have been measured at fair-value on a non-recurring basis subsequent to initial recognition, in the accompanying consolidated balance sheets as of June 30, 2010.
Derivative Instruments
The Company records all derivatives on the consolidated balance sheets at fair-value. In determining the fair-value of its derivatives, the Company considers the credit risk of its counterparties and the Company. These counterparties are generally larger financial institutions engaged in providing a variety of financial services. These institutions generally face similar risks regarding adverse changes in market and economic conditions, including, but not limited to, fluctuations in interest rates, exchange rates, equity and commodity prices and credit spreads. The ongoing disruptions in the financial markets have heightened the risks to these institutions. While management believes that its counterparties will meet their obligations under the derivative contracts, it is possible that defaults may occur.
The accounting for changes in the fair-value of derivatives depends on the intended use of the derivative, whether the Company has elected to designate a derivative in a hedging relationship and apply hedge accounting and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting. Derivatives designated and qualifying as a hedge of the exposure to changes in the fair-value of an asset, liability, or firm commitment attributable to a particular risk, such as interest rate risk, are considered fair-value hedges. Derivatives designated and qualifying as a hedge of the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges. Derivatives may also be designated as hedges of the foreign currency exposure of a net investment in a foreign operation. Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair-value of the hedged asset or liability that are attributable to the hedged risk in a fair-value hedge or the earnings effect of the hedged forecasted transactions in a cash flow hedge. The Company may enter into derivative contracts that are intended to economically hedge certain of its risks, even though hedge accounting does not apply or the Company elects not to apply hedge accounting.
For derivatives designated as cash flow hedges, the effective portion of changes in the fair-value of the derivative is initially reported in accumulated other comprehensive income (outside of earnings) and subsequently reclassified to earnings in the period in which the hedged transaction affects earnings. If charges relating to the hedged transaction are being deferred pursuant to redevelopment or development activities, the effective portion of changes in the fair-value of the derivative are also deferred in other comprehensive income on the consolidated balance sheet, and are amortized to the income statement once the deferred charges from the hedged transaction begin again to affect earnings. The ineffective portion of changes in the fair-value of the derivative is recognized directly in earnings. The Company assesses the effectiveness of each hedging relationship by comparing the changes in cash flows of the derivative hedging instrument with the changes in cash flows of the designated hedged item or transaction. For derivatives that are not classified as hedges, changes in the fair-value of the derivative are recognized directly in earnings in the period in which the change occurs.
The Company is exposed to certain risks arising from both its business operations and economic conditions. The Company principally manages its exposures to a wide variety of business and operational risks through management of its core business activities. The Company manages economic risks, including interest rate, liquidity, and credit risk primarily by managing the amount, sources, and duration of its debt funding and the use of derivative financial instruments. Specifically, the Company enters into derivative financial instruments to manage exposures that arise from business activities that result in the receipt or payment of future known or expected cash amounts, the value of which are determined by interest rates. The Company's derivative financial instruments are used to manage differences in the amount, timing, and duration of the Company's known or expected cash receipts and its known or expected cash payments principally related to the Company's investments and borrowings.
The Company's primary objective in using derivatives is to add stability to interest expense and to manage its exposure to interest rate movements or other identified risks. To accomplish this objective, the Company primarily uses interest rate swaps as part of its interest rate risk management strategy. Interest rate swaps designated as cash flow hedges involve the receipt of variable-rate amounts from a counterparty in exchange for the Company making fixed-rate payments over the life of the agreements without exchange of the underlying principal amount. During the three and six months ended June 30, 2010, such derivatives were used to hedge the variable cash flows associated with the Company's unsecured line of credit and secured term loan. During the three and six months ended June 30, 2009, such derivatives were used to hedge the variable cash flows associated with the Company's unsecured line of credit, secured term loan, secured construction loan, and the forecasted issuance of fixed-rate debt (see Note 8). The Company formally documents the hedging relationships for all derivative instruments, has historically accounted for all of its interest rate swap agreements as cash flow hedges, and does not use derivatives for trading or speculative purposes.
Management's Estimates
Management has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reporting of revenue and expenses during the reporting period to prepare these consolidated financial statements in conformity with GAAP. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and reported amounts of revenue and expenses that are not readily apparent from other sources. Actual results could differ from those estimates under different assumptions or conditions.
Segment Information
The Company's properties share the following similar economic and operating characteristics: (1) they have similar forecasted returns (measured by capitalization rate at acquisition), (2) they are generally occupied almost exclusively by life science tenants that are public companies, government agencies or their subsidiaries, (3) they are generally located near areas of high life science concentrations with similar demographics and site characteristics, (4) the majority of properties are designed specifically for life science tenants that require infrastructure improvements not generally found in standard properties, and (5) the associated leases are primarily triple-net leases, generally with a fixed rental rate and scheduled annual escalations, that provide for a recovery of close to 100% of operating expenses. Consequently, the Company's properties qualify for aggregation into one reporting segment.

2. Basis of Presentation and Summary of Significant Accounting Policies
Principles of Consolidation
     The consolidated financial statements include the accounts of the Company, its wholly owned subsidiaries, partnerships and limited liability companies it controls, and variable interest entities for which the Company has determined itself to be the primary beneficiary. All material intercompany transactions and balances have been eliminated. The Company consolidates entities the Company controls and records a noncontrolling interest for the portions not owned by the Company. Control is determined, where applicable, by the sufficiency of equity invested and the rights of the equity holders, and by the ownership of a majority of the voting interests, with consideration given to the existence of approval or veto rights granted to the minority shareholder. If the minority shareholder holds substantive participating rights, it overcomes the presumption of control by the majority voting interest holder. In contrast, if the minority shareholder simply holds protective rights (such as consent rights over certain actions), it does not overcome the presumption of control by the majority voting interest holder.
Investments in Partnerships and Limited Liability Companies
     The Company evaluates its investments in limited liability companies and partnerships to determine whether such entities may be a variable interest entity, or VIE, and, if a VIE, whether the Company is the primary beneficiary. Generally, an entity is determined to be a VIE when either (1) the equity investors (if any) lack one or more of the essential characteristics of a controlling financial interest, (2) the equity investment at risk is insufficient to finance that entity's activities without additional subordinated financial support or (3) the equity investors have voting rights that are not proportionate to their economic interests and the activities of the entity involve or are conducted on behalf of an investor with a disproportionately small voting interest. The primary beneficiary is the entity that will absorb the majority of expected losses of the VIE (should those losses be incurred), receive the majority of the expected returns of the VIE (should those returns be generated), or both. The obligation to absorb expected losses and the right to receive expected returns when a reporting entity is affiliated with a VIE must be based on ownership, contractual, and/or other pecuniary interests in that VIE.
     If the above conditions do not apply, the Company considers whether a general partner or managing member controls a limited partnership or limited liability company. The general partner in a limited partnership or managing member in a limited liability company is presumed to control that limited partnership or limited liability company. The presumption may be overcome if the limited partners or members have either (1) the substantive ability to dissolve the limited partnership or limited liability company or otherwise remove the general partner or managing member without cause or (2) substantive participating rights, which provide the limited partners or members with the ability to effectively participate in significant decisions that would be expected to be made in the ordinary course of the limited partnership's or limited liability company's business and thereby preclude the general partner or managing member from exercising unilateral control over the partnership or company. If these criteria are met and the Company is the general partner or the managing member, as applicable, the consolidation of the partnership or limited liability company is required.
Except for investments that are consolidated, the Company accounts for investments in entities over which it exercises significant influence, but does not control, under the equity method of accounting. These investments are recorded initially at cost and subsequently adjusted for equity in earnings and cash contributions and distributions. Under the equity method of accounting, the Company's net equity in the investment is reflected in the consolidated balance sheets and its share of net income or loss is included in the Company's consolidated statements of income.
     On a periodic basis, management assesses whether there are any indicators that the carrying value of the Company's investments in unconsolidated partnerships or limited liability companies may be impaired on a more than temporary basis. An investment is impaired only if management's estimate of the fair-value of the investment is less than the carrying value of the investment on a more than temporary basis. To the extent impairment has occurred, the loss is measured as the excess of the carrying value of the investment over the fair-value of the investment. Management does not believe that the value of any of the Company's unconsolidated investments in partnerships or limited liability companies was impaired as of December 31, 2009.
Investments in Real Estate
     Investments in real estate are carried at depreciated cost. Depreciation and amortization are recorded on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings and improvements	15-40 years
Ground lease	Term of the related lease
Tenant improvements	Shorter of the useful lives or the terms of the related leases
Furniture, fixtures, and equipment (other assets)	3 to 5 years
Acquired in-place leases	Non-cancelable term of the related lease
Acquired management agreements	Non-cancelable term of the related agreement
     Investments in real estate, net consists of the following (in thousands):

	December 31,
	2009	2008
Land	$388,292	$347,878
Land under development	31,609	69,529
Buildings and improvements	2,485,972	2,104,072
Construction in progress	87,810	439,221
Tenant improvements	222,858	161,839

	3,216,541	3,122,539
Accumulated depreciation	(244,774)	(162,110)

	$2,971,767	$2,960,429

     On February 24, 2009, the Company paid  $15.0 million upon completion of an expansion of an existing building located on the Company's 6114-6154 Nancy Ridge Drive property pursuant to the purchase and sale agreement for the original acquisition of the property in May 2007. In connection with the transaction, the Company recognized a below-market lease intangible liability related to the contractual lease rate on the additional premises of approximately  $1.4 million.
     Purchase accounting is applied to the assets and liabilities of real estate properties in which the Company acquires an interest or a partial interest. The fair-value of tangible assets of an acquired property (which includes land, buildings, and improvements) is determined by valuing the property as if it were vacant, and the "as-if-vacant" value is then allocated to land, buildings and improvements based on management's determination of the relative fair-value of these assets. Factors considered by the Company in performing these analyses include an estimate of the carrying costs during the expected lease-up periods, current market conditions and costs to execute similar leases. In estimating carrying costs, the Company includes real estate taxes, insurance and other operating expenses and estimates of lost rental revenue during the expected lease-up periods based on current market demand.
   The aggregate value of other acquired intangible assets consisting of acquired in-place leases and acquired management agreements (see deferred leasing costs below) are recorded based on a variety of considerations including, but not necessarily limited to: (1) the value associated with avoiding the cost of originating the acquired in-place leases (i.e. the market cost to execute a lease, including leasing commissions and legal fees, if any); (2) the value associated with lost revenue related to tenant reimbursable operating costs estimated to be incurred during the assumed lease-up period (i.e. real estate taxes and insurance); and (3) the value associated with lost rental revenue from existing leases during the assumed lease-up period (see discussion of the recognition of acquired above-market and below-market leases in Revenue Recognition section below). The fair-value assigned to the acquired management agreements are recorded at the present value (using a discount rate which reflects the risks associated with the management agreements acquired) of the acquired management agreements with certain tenants of the acquired properties. The values of in-place leases and management agreements are amortized to expense over the remaining non-cancelable period of the respective leases or agreements. If a lease were to be terminated or if termination is determined to be likely (e.g., in the case of a tenant bankruptcy) prior to its contractual expiration, amortization of all unamortized amounts related to that lease would be accelerated and such amounts written off.
     Costs incurred in connection with the development or construction of properties and improvements are capitalized. Capitalized costs include pre-construction costs essential to the development of the property, development costs, construction costs, interest costs, real estate taxes, salaries and related costs and other direct costs incurred during the period of development. The Company capitalizes costs on land and buildings under development until construction is substantially complete and the property is held available for occupancy. Determination of when a development project is substantially complete and when capitalization must cease involves a degree of judgment. The Company considers a construction project as substantially complete and held available for occupancy upon the completion of landlord-owned tenant improvements or when the lessee takes possession of the unimproved space for construction of its own improvements, but no later than one year from cessation of major construction activity. The Company ceases capitalization on the portion substantially completed and occupied or held available for occupancy, and capitalizes only those costs associated with any remaining portion under construction. Interest costs capitalized for the years ended December 31, 2009, 2008, and 2007 were  $12.4 million,  $42.3 million, and  $58.1 million, respectively. Costs associated with acquisitions are charged to expense.
     Repair and maintenance costs are charged to expense as incurred and significant replacements and betterments are capitalized. Repairs and maintenance costs include all costs that do not extend the useful life of an asset or increase its operating efficiency. Significant replacement and betterments represent costs that extend an asset's useful life or increase its operating efficiency.
Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed
     The Company reviews long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The review of recoverability is based on an estimate of the future undiscounted cash flows (excluding interest charges) expected to result from the long-lived asset's use and eventual disposition. These cash flows consider factors such as expected future operating income, trends and prospects, as well as the effects of leasing demand, competition and other factors. If impairment exists due to the inability to recover the carrying value of a long-lived asset, an impairment loss is recorded to the extent that the carrying value exceeds the estimated fair-value of the property. The Company is required to make subjective assessments as to whether there are impairments in the values of its investments in long-lived assets. These assessments have a direct impact on the Company's net income because recording an impairment loss results in an immediate negative adjustment to net income. The evaluation of anticipated cash flows is highly subjective and is based in part on assumptions regarding future occupancy, rental rates and capital requirements that could differ materially from actual results in future periods. Although the Company's strategy is to hold its properties over the long-term, if the Company's strategy changes or market conditions otherwise dictate an earlier sale date, an impairment loss may be recognized to reduce the property to the lower of the carrying amount or fair-value, and such loss could be material. If the Company determines that impairment has occurred, the affected assets must be reduced to their fair-value. As of and through December 31, 2009, no assets have been identified as impaired and no such impairment losses have been recognized.
Cash and Cash Equivalents
     Cash and cash equivalents consist of highly liquid investments with original maturities of three months or less. We maintain our cash at insured financial institutions. The combined account balances at each institution periodically exceed FDIC insurance coverage, and, as a result, there is a concentration of credit risk related to amounts in excess of FDIC limits. The Company believes that the risk is not significant.
Restricted Cash
     Restricted cash primarily consists of cash deposits for real estate taxes, insurance and capital expenditures as required by certain mortgage notes payable.
Deferred Leasing Costs
     Leasing commissions and other direct costs associated with obtaining new or renewal leases are recorded at cost and amortized on a straight-line basis over the terms of the respective leases, with remaining terms ranging from less than one year to approximately 15 years as of December 31, 2009. Deferred leasing costs also include the net carrying value of acquired in-place leases and acquired management agreements.
     Deferred leasing costs, net at December 31, 2009 consisted of the following (in thousands):

	Balance at	Accumulated
	December 31, 2009	Amortization	Net
Acquired in-place leases	$168,390	(112,613)	$55,777
Acquired management agreements	12,921	(10,405)	2,516
Deferred leasing and other direct costs	34,851	(9,870)	24,981

	$216,162	$(132,888)	$83,274

     Deferred leasing costs, net at December 31, 2008 consisted of the following (in thousands):

	Balance at	Accumulated
	December 31, 2008	Amortization	Net
Acquired in-place leases	$168,390	$(92,072)	$76,318
Acquired management agreements	12,921	(8,602)	4,319
Deferred leasing and other direct costs	26,364	(5,482)	20,882

	$207,675	$(106,156)	$101,519

     The estimated amortization expense during the next five years for deferred leasing costs at December 31, 2009 was as follows (in thousands):

2010	$14,493
2011	11,230
2012	10,517
2013	9,023
2014	7,872
Thereafter	30,139

$83,274

Deferred Loan Costs
     External costs associated with obtaining long-term financing are capitalized and amortized to interest expense over the terms of the related loans using the effective-interest method. Unamortized financing costs are charged to expense upon the early repayment or significant modification of the financing. Fully amortized deferred loan costs are removed from the books upon maturity of the debt. Deferred loan costs are net of  $22.2 million and  $16.6 million of accumulated amortization at December 31, 2009 and 2008, respectively.
Revenue Recognition, Operating Expenses and Lease Terminations
     The Company commences revenue recognition on its leases based on a number of factors. In most cases, revenue recognition under a lease begins when the lessee takes possession of or controls the physical use of the leased asset. Generally, this occurs on the lease commencement date. In determining what constitutes the leased asset, the Company evaluates whether the Company or the lessee is the owner, for accounting purposes, of the tenant improvements. If the Company is the owner, for accounting purposes, of the tenant improvements, then the leased asset is the finished space and revenue recognition begins when the lessee takes possession of the finished space, typically when the improvements are substantially complete. If the Company concludes that it is not the owner, for accounting purposes, of the tenant improvements (the lessee is the owner), then the leased asset is the unimproved space and any tenant improvement allowances funded under the lease are treated as lease incentives, which reduce revenue recognized on a straight-line basis over the remaining non-cancelable term of the respective lease. In these circumstances, the Company begins revenue recognition when the lessee takes possession of the unimproved space for the lessee to construct improvements. The determination of who is the owner, for accounting purposes, of the tenant improvements determines the nature of the leased asset and when revenue recognition under a lease begins. The Company considers a number of different factors to evaluate whether it or the lessee is the owner of the tenant improvements for accounting purposes. These factors include:
•	whether the lease stipulates how and on what a tenant improvement allowance may be spent;

•	whether the tenant or landlord retain legal title to the improvements;

•	the uniqueness of the improvements;

•	the expected economic life of the tenant improvements relative to the length of the lease;

•	the responsible party for construction cost overruns; and

•	who constructs or directs the construction of the improvements.
     The determination of who owns the tenant improvements, for accounting purposes, is subject to significant judgment. In making that determination, the Company considers all of the above factors. However, no one factor is determinative in reaching a conclusion.
     All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the term of the related lease. The excess of rents recognized over amounts contractually due pursuant to the underlying leases are included in accrued straight-line rents on the accompanying consolidated balance sheets and contractually due but unpaid rents are included in accounts receivable. Existing leases at acquired properties are reviewed at the time of acquisition to determine if contractual rents are above or below current market rents for the acquired property. An identifiable lease intangible asset or liability is recorded based on the present value (using a discount rate that reflects the risks associated with the acquired leases) of the difference between (1) the contractual amounts to be paid pursuant to the in-place leases and (2) the Company's estimate of the fair market lease rates for the corresponding in-place leases at acquisition, measured over a period equal to the remaining non-cancelable term of the leases and any fixed rate renewal periods (based on the Company's assessment of the likelihood that the renewal periods will be exercised). The capitalized above-market lease values are amortized as a reduction of rental revenue on a straight-line basis over the remaining non-cancelable terms of the respective leases. The capitalized below-market lease values are amortized as an increase to rental revenue on a straight-line basis over the remaining non-cancelable terms of the respective leases and any fixed-rate renewal periods, if applicable. If a tenant vacates its space prior to the contractual termination of the lease and no rental payments are being made on the lease, any unamortized balance of the related intangible will be written off.
     The impact of the straight-line rent adjustment increased revenue for the Company by  $28.9 million,  $22.2 million, and  $16.5 million (including discontinued operations) for the years ended December 31, 2009, 2008, and 2007, respectively. Additionally, the impact of the amortization of acquired above-market leases, acquired below- market leases, and lease incentives increased rental revenues by  $5.0 million,  $3.0 million, and  $3.2 million for the years ended December 31, 2009, 2008, and 2007, respectively.
Total estimated minimum rents under non-cancelable operating tenant leases in effect at December 31, 2009 were as follows (in thousands):

2010	$259,828
2011	266,935
2012	263,770
2013	258,618
2014	245,228
Thereafter	1,731,367

$3,025,746

     Acquired above-market leases, net consisted of the following (in thousands):

	December 31,
	2009	2008
Acquired above-market leases	$12,729	$12,729
Accumulated amortization	(9,682)	(8,400)

	$3,047	$4,329

     Acquired below-market leases, net consisted of the following (in thousands):

	December 31,
	2009	2008
Acquired below-market leases	$39,339	$37,961
Accumulated amortization	(28,201)	(20,675)

	$11,138	$17,286

     Lease incentives, net included in other assets consisted of the following (in thousands):

	December 31,
	2009	2008
Lease incentives	$12,816	$11,698
Accumulated amortization	(3,489)	(2,211)

	$9,327	$9,487

     The estimated amortization during the next five years for acquired above- and below-market leases and lease incentives at December 31, 2009 was as follows (in thousands):

	2010	2011	2012	2013	2014	Thereafter	Total
Amortization of:
Acquired above-market leases	$(1,222)	$(581)	$(314)	$(281)	$(157)	$(492)	$(3,047)
Acquired below-market leases	3,771	1,223	1,223	979	719	3,223	11,138
Lease incentive	(1,318)	(1,359)	(1,259)	(1,188)	(1,156)	(3,047)	(9,327)

Net rental revenues — increase/(decrease)	$1,231	$(717)	$(350)	$(490)	$(594)	$(316)	$(1,236)

     Rental operations expenses, consisting of real estate taxes, insurance and common area maintenance costs, are subject to recovery from tenants under the terms of lease agreements. Amounts recovered are dependent on several factors, including occupancy and lease terms. Revenues are recognized in the period the expenses are incurred. The reimbursements are recorded in revenues as tenant recoveries, and the expenses are recorded in rental operations expenses, as the Company is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the credit risk.
Lease termination fees are recognized in other revenue when the related leases are canceled, the amounts to be received are fixed and determinable and collectability is assured, and when the Company has no continuing obligation to provide services to such former tenants. The amortization of the related straight-line rent receivable, tenant recoveries and remaining other tangible and intangible assets corresponding to the lease terminations is accelerated to the termination date as a charge to their respective line items. A lease is treated as terminated upon a tenant filing for bankruptcy, when a space is abandoned and a tenant ceases rent payments, or when other circumstances indicate that termination of a tenant's lease is probable (e.g., eviction). The effect of lease terminations for the years ended December 31, 2009, 2008 and 2007 was as follows:

	Years Ended December 31,
	2009	2008	2007
Rental revenues	$3,077	$(511)	$295
Other revenue	10,935	35	7,639

Total revenue	14,012	(476)	7,934
Rental operations expense	4,498	475	66
Depreciation and amortization	10,155	3,252	1,805

Total expenses	14,653	3,727	1,871

Net effect of lease terminations	(641)	(4,203)	6,063

     Payments received under master lease agreements entered into with the sellers of the Bayshore and King of Prussia properties to lease space that was not producing rent at the time of the acquisition are recorded as a reduction to buildings and improvements rather than as rental income. Receipts under these master lease agreements totaled  $373,000, and  $928,000 for the years ended December 31, 2008, and 2007, respectively.
Allowance for Doubtful Accounts
     The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of tenants to make required rent and tenant recovery payments or defaults. The Company may also maintain an allowance for accrued straight-line rents. The computation of this allowance is based on the tenants' payment history and current credit status. Bad debt expense included in rental operations expenses was  $6.3 million,  $796,000, and  $232,000 for the years ended December 31, 2009, 2008, and 2007, respectively. The Company's allowance for doubtful accounts was  $2.2 million and  $665,000 as of December 31, 2009 and 2008, respectively.
Investments
     The Company, through its Operating Partnership, holds equity investments in certain publicly-traded companies and privately-held companies primarily involved in the life science industry. The Company may accept equity investments from tenants in lieu of cash rents, as prepaid rent pursuant to the execution of a lease, or as additional consideration for a lease termination. The Company does not acquire investments for trading purposes and, as a result, all of the Company's investments in publicly-traded companies are considered "available-for-sale" and are recorded at fair-value. Changes in the fair-value of investments classified as available-for-sale are recorded in comprehensive income. The fair-value of the Company's equity investments in publicly-traded companies is determined based upon the closing trading price of the equity security as of the balance sheet date, with unrealized gains and losses shown as a separate component of stockholders' equity. Investments in privately-held companies are generally accounted for under the cost method, because the Company does not influence any operating or financial policies of the companies in which it invests. The classification of investments is determined at the time each investment is made, and such determination is reevaluated at each balance sheet date. The cost of investments sold is determined by the specific identification method, with net realized gains and losses included in other income. For all investments, if a decline in the fair-value of an investment below its carrying value is determined to be other-than-temporary, such investment is written down to its estimated fair-value with a non-cash charge to earnings. The factors that the Company considers in making these assessments include, but are not limited to, market prices, market conditions, available financing, prospects for favorable or unfavorable clinical trial results, new product initiatives and new collaborative agreements.
Investments, which are included in other assets on the accompanying consolidated balance sheets, consisted of the following (in thousands):

	December 31,
	2009	2008
Equity securities, initial cost basis	$361	$—
Unrealized gain	537	—

Equity securities, fair-value	$898	$—

Share-Based Payments
     All share-based payments to employees are recognized in the income statement based on their fair-value. Through December 31, 2009, the Company had only awarded restricted stock and long-term incentive plan ("LTIP") unit grants under its incentive award plan, which are valued based on the closing market price of the underlying common stock on the date of grant, and had not granted any stock options. The fair-value of all share-based payments is amortized to general and administrative expense and rental operations expense over the relevant service period, adjusted for anticipated forfeitures.
Assets and Liabilities Measured at Fair-Value
     On January 1, 2008, the Company adopted new accounting guidance establishing a framework for measuring fair-value and expanding disclosure regarding related fair-value measurements. The guidance applies to reported balances that are required or permitted to be measured at fair-value under existing accounting pronouncements; accordingly, the guidance does not require any new fair-value measurements of reported balances.
     On January 1, 2008, the Company adopted new fair-value option accounting guidance, which permits companies to choose to measure certain financial instruments and other items at fair-value in order to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently. However, the Company has not elected to measure any additional financial instruments and other items at fair-value (other than those previously required under other GAAP rules or standards).
     The guidance emphasizes that fair-value is a market-based measurement, not an entity-specific measurement. Therefore, a fair-value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair-value measurements, a fair-value hierarchy is established that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity's own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).
     Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability (other than quoted prices), such as interest rates, foreign exchange rates, and yield curves that are observable at commonly quoted intervals. Level 3 inputs are unobservable inputs for the asset or liability, which are typically based on an entity's own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair-value measurement is based on inputs from different levels of the fair-value hierarchy, the level in the fair-value hierarchy within which the entire fair-value measurement falls is based on the lowest level input that is significant to the fair-value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair-value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.
    The Company has used interest rate swaps to manage its interest rate risk. The valuation of these instruments is determined using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves. The fair-values of interest rate swaps are determined using the market standard methodology of netting the discounted future fixed cash receipts (or payments) and the discounted expected variable cash payments (or receipts). The variable cash payments (or receipts) are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves. The Company incorporates credit valuation adjustments to appropriately reflect both its own nonperformance risk and the respective counterparty's nonperformance risk in the fair-value measurements. In adjusting the fair-value of its derivative contracts for the effect of nonperformance risk, the Company has considered the impact of netting and any applicable credit enhancements, such as collateral postings, thresholds, mutual puts, and guarantees.
     Although the Company has determined that the majority of the inputs used to value its derivatives fall within Level 2 of the fair-value hierarchy, the credit valuation adjustments associated with its derivatives utilize Level 3 inputs, such as estimates of current credit spreads to evaluate the likelihood of default by itself and its counterparties. However, as of December 31, 2009, the Company has determined that the impact of the credit valuation adjustments on the overall valuation of its derivative positions is not significant. As a result, the Company has determined that its derivative valuations in their entirety are classified in Level 2 of the fair-value hierarchy (see Note 11).
     The valuation of the Company's investments in publicly-traded investments utilizes observable market-based inputs, based on the closing trading price of securities as of the balance sheet date. The valuation of the Company's investments in private companies utilizes Level 3 inputs (including any discounts applied to the valuations). However, as of December 31, 2009, the Company has determined that the impact of the use of Level 3 inputs on the overall valuation of all its investments is not significant. As a result, the Company has determined that valuations of all its investments in their entirety are classified in Level 1 of the fair-value hierarchy.
     No other assets or liabilities are measured at fair-value on a recurring basis, or have been measured at fair-value on a non-recurring basis subsequent to initial recognition, in the accompanying consolidated balance sheets as of December 31, 2009.
Derivative Instruments
     On January 1, 2009, the Company adopted new accounting guidance that requires the Company to provide users of financial statements an enhanced understanding of: (1) how and why an entity uses derivative instruments, (2) how derivative instruments and related hedged items are accounted for, and (3) how derivative instruments and related hedged items affect a company's financial position, financial performance, and cash flows. This includes providing qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about the fair-value of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative instruments.
     The Company records all derivatives on the consolidated balance sheets at fair-value. In determining the fair-value of its derivatives, the Company considers the credit risk of its counterparties and the Company. These counterparties are generally larger financial institutions engaged in providing a variety of financial services. These institutions generally face similar risks regarding adverse changes in market and economic conditions, including, but not limited to, fluctuations in interest rates, exchange rates, equity and commodity prices and credit spreads. The ongoing disruptions in the financial markets have heightened the risks to these institutions. While management believes that its counterparties will meet their obligations under the derivative contracts, it is possible that defaults may occur.
     The accounting for changes in the fair-value of derivatives depends on the intended use of the derivative, whether the Company has elected to designate a derivative in a hedging relationship and apply hedge accounting and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting. Derivatives designated and qualifying as a hedge of the exposure to changes in the fair-value of an asset, liability, or firm commitment attributable to a particular risk, such as interest rate risk, are considered fair-value hedges. Derivative designated and qualifying as a hedge of the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges. Derivatives may also be designated as hedges of the foreign currency exposure of a net investment in a foreign operation. Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair-value of the hedged asset or liability that are attributable to the hedged risk in a fair-value hedge or the earnings effect of the hedged forecasted transactions in a cash flow hedge. The Company may enter into derivative contracts that are intended to economically hedge certain of its risks, even though hedge accounting does not apply or the Company elects not to apply hedge accounting.
     For derivatives designated as cash flow hedges, the effective portion of changes in the fair-value of the derivative is initially reported in accumulated other comprehensive income (outside of earnings) and subsequently reclassified to earnings in the period in which the hedged transaction affects earnings. If charges relating to the hedged transaction are being deferred pursuant to redevelopment or development activities, the effective portion of changes in the fair-value of the derivative are also deferred in other comprehensive income on the consolidated balance sheet, and are amortized to the income statement once the deferred charges from the hedged transaction begin again to affect earnings. The ineffective portion of changes in the fair-value of the derivative is recognized directly in earnings. The Company assesses the effectiveness of each hedging relationship by comparing the changes in cash flows of the derivative hedging instrument with the changes in cash flows of the designated hedged item or transaction. For derivatives that are not classified as hedges, changes in the fair-value of the derivative are recognized directly in earnings in the period in which the change occurs.
     The Company is exposed to certain risks arising from both its business operations and economic conditions. The Company principally manages its exposures to a wide variety of business and operational risks through management of its core business activities. The Company manages economic risks, including interest rate, liquidity, and credit risk primarily by managing the amount, sources, and duration of its debt funding and the use of derivative financial instruments. Specifically, the Company enters into derivative financial instruments to manage exposures that arise from business activities that result in the receipt or payment of future known or expected cash amounts, the value of which are determined by interest rates. The Company's derivative financial instruments are used to manage differences in the amount, timing, and duration of the Company's known or expected cash receipts and its known or expected cash payments principally related to the Company's investments and borrowings.
     The Company's primary objective in using derivatives is to add stability to interest expense and to manage its exposure to interest rate movements or other identified risks. To accomplish this objective, the Company primarily uses interest rate swaps as part of its interest rate risk management strategy. Interest rate swaps designated as cash flow hedges involve the receipt of variable-rate amounts from a counterparty in exchange for the Company making fixed-rate payments over the life of the agreements without exchange of the underlying principal amount. During the years ended December 31, 2009, 2008, and 2007, such derivatives were used to hedge the variable cash flows associated with existing variable-rate debt and future variability in the interest-related cash flows from forecasted issuances of debt (see Note 11). The Company formally documents the hedging relationships for all derivative instruments, has historically accounted for all of its interest rate swap agreements as cash flow hedges, and does not use derivatives for trading or speculative purposes.
Equity Offering Costs
     Underwriting commissions and offering costs are reflected as a reduction of proceeds.
Income Taxes
     The Company has elected to be taxed as a REIT under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. The Company believes it has qualified and continues to qualify as a REIT. A REIT is generally not subject to federal income tax on that portion of its taxable income that is distributed to its stockholders. Accordingly, no provision has been made for federal income taxes in the accompanying consolidated financial statements. REITs are subject to a number of organizational and operational requirements. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax (including any applicable alternative minimum tax) and, in most of the states, state income tax on its taxable income at regular corporate tax rates. The Company is subject to certain state and local taxes.
The Company has formed a taxable REIT subsidiary (the "TRS"). In general, the TRS may perform non-customary services for tenants, hold assets that the Company cannot hold directly and, except for the operation or management of health care facilities or lodging facilities or the providing of any person, under a franchise, license or otherwise, rights to any brand name under which any lodging facility or health care facility is operated, may engage in any real estate or non-real estate related business. The TRS is subject to corporate federal income taxes on its taxable income at regular corporate tax rates. There is no tax provision for the TRS for the periods presented in the accompanying consolidated statements of income due to net operating losses incurred. No tax benefits have been recorded since it is not considered more likely than not that the deferred tax asset related to the net operating loss carryforwards will be utilized.
Dividends and Distributions
     Earnings and profits, which determine the taxability of dividends and distributions to stockholders, will differ from income reported for financial reporting purposes due to the difference for federal income tax purposes in the treatment of revenue recognition, compensation expense, and in the estimated useful lives of real estate assets used to compute depreciation.
     The income tax treatment for dividends was as follows:

	For the Years Ended December 31,
	2009		2008		2007
	Per Share	%	Per Share	%	Per Share	%
Common stock:
Ordinary income	$0.45	50.56%	$1.09	82.58%	$0.98	80.52%
Capital gain	—	0.00%	—	0.00%	0.02	1.38%
Return of capital	0.44	49.44%	0.23	17.42%	0.22	18.10%

Total	$0.89	100.00%	$1.32	100.00%	$1.22	100.00%

Preferred stock:
Ordinary income	$1.84	100.00%	$1.84	100.00%	$1.35	98.54%
Capital gain	—	0.00%	—	0.00%	0.02	1.46%
Return of capital	—	0.00%	—	0.00%	—	0.00%

Total	$1.84	100.00%	$1.84	100.00%	$1.37	100.00%

Management's Estimates
     Management has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reporting of revenue and expenses during the reporting period to prepare these consolidated financial statements in conformity with U.S. generally accepted accounting principles. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and reported amounts of revenue and expenses that are not readily apparent from other sources. Actual results could differ from those estimates under different assumptions or conditions.
     Management considers those estimates and assumptions that are most important to the portrayal of the Company's financial condition and results of operations, in that they require management's most subjective judgments, to form the basis for the accounting policies used by the Company. These estimates and assumptions of items such as market rents, time required to lease vacant spaces, lease terms for incoming tenants, terminal values and credit worthiness of tenants in determining the as-if-vacant value, in-place lease value and above and below-market rents value are utilized in allocating purchase price to tangible and identified intangible assets upon acquisition of a property (see Assets and Liabilities Measured at Fair-Value and Derivative Instruments sections above for a further discussion of management's estimates used in the determination of fair-value) . These accounting policies also include management's estimates of useful lives in calculating depreciation expense on its properties and the ultimate recoverability (or impairment) of each property. If the useful lives of buildings and improvements are different from the original estimate, it could result in changes to the future results of operations of the Company. Future adverse changes in market conditions or poor operating results of our properties could result in losses or an inability to recover the carrying value of the properties that may not be reflected in the properties' current carrying value, thereby possibly requiring an impairment charge in the future.
Segment Information
     The Company's properties share the following similar economic and operating characteristics: (1) they have similar forecasted returns (measured by capitalization rate at acquisition), (2) they are generally occupied almost exclusively by life science tenants that are public companies, government agencies or their subsidiaries, (3) they are generally located near areas of high life science concentrations with similar demographics and site characteristics, (4) the majority of properties are designed specifically for life science tenants that require infrastructure improvements not generally found in standard properties, and (5) the associated leases are primarily triple-net leases, generally with a fixed rental rate and scheduled annual escalations, that provide for a recovery of close to 100% of operating expenses. Consequently, the Company's properties qualify for aggregation into one reporting segment.
  Reclassifications
     Certain prior year amounts have been reclassified to conform to the current year presentation.
  Subsequent Events
     In preparing the accompanying consolidated financial statements, the Company has evaluated the potential occurrence of subsequent events through February 12, 2010, the date at which the financial statements were issued.
     On January 11, 2010, we issued  $180.0 million aggregate principal amount of 3.75% exchangeable senior notes due 2030.

Equity	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Equity

3. Equity

During the six months ended June 30, 2010, the Company issued restricted stock awards to employees and to members of its board of directors totaling 402,244 and 18,855 shares of common stock, respectively (78,277 shares of common stock were surrendered to the Company and subsequently retired in lieu of cash payments for taxes due on the vesting of restricted stock and 16,192 shares were forfeited during the same period), which are included in the total of common stock outstanding as of the period end (see Note 6).

During the six months ended June 30, 2010, the Company issued 951,000 shares of common stock pursuant to equity distribution agreements executed in 2009, raising approximately  $15.4 million in net proceeds, after deducting the underwriters' discount and commissions and estimated offering expenses. The net proceeds to the Company were utilized to repay a portion of the outstanding indebtedness on its unsecured line of credit and for other general corporate and working capital purposes.

On April 19, 2010, the Company completed the issuance of 13,225,000 shares of common stock, including the exercise in full of an underwriters' over-allotment option with respect to 1,725,000 shares, resulting in net proceeds of approximately  $218.8 million, after deducting the underwriters' discount and commissions and estimated offering expenses. The net proceeds to the Company were utilized to repay a portion of the outstanding indebtedness on its unsecured line of credit and for other general corporate and working capital purposes.

The Company also maintains a Dividend Reinvestment Program and a Cash Option Purchase Plan (collectively, the "DRIP Plan") to provide existing stockholders of the Company with an opportunity to invest automatically the cash dividends paid upon shares of the Company's common stock held by them, as well as permit existing and prospective stockholders to make voluntary cash purchases. Participants may elect to reinvest a portion of, or the full amount of cash dividends paid, whereas optional cash purchases are normally limited to a maximum amount of  $10,000. In addition, the Company may elect to establish a discount ranging from 0% to 5% from the market price applicable to newly issued shares of common stock purchased directly from the Company. The Company may change the discount, initially set at 0%, at its discretion, but may not change the discount more frequently than once in any three-month period. Shares purchased under the DRIP Plan shall be, at the Company's option, purchased from either (1) authorized, but previously unissued shares of common stock, (2) shares of common stock purchased in the open market or privately negotiated transactions, or (3) a combination of both. As of and through June 30, 2010, all shares issued to participants in the DRIP Plan have been acquired through purchases in the open market.

Common Stock, Partnership Units and LTIP Units

As of June 30, 2010, the Company had outstanding 113,578,209 shares of common stock and 2,593,538 and 407,712 partnership and LTIP units, respectively. A share of the Company's common stock and the partnership and LTIP units have essentially the same economic characteristics as they share equally in the total net income or loss and distributions of the Operating Partnership. The partnership and LTIP units are discussed further below in this Note 3.

7.375% Series A Cumulative Redeemable Preferred Stock

As of June 30, 2010, the Company had outstanding 9,200,000 shares of 7.375% Series A cumulative redeemable preferred stock, or Series A preferred stock. Dividends are cumulative on the Series A preferred stock from the date of original issuance in the amount of  $1.84375 per share each year, which is equivalent to 7.375% of the  $25.00 liquidation preference per share. Dividends on the Series A preferred stock are payable quarterly in arrears on or about the 15th day of January, April, July and October of each year. Following a change in control, if the Series A preferred stock is not listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Global Market, holders will be entitled to receive (when and as authorized by the board of directors and declared by the Company), cumulative cash dividends from, but excluding, the first date on which both the change of control and the delisting occurs at an increased rate of 8.375% per annum of the  $25.00 liquidation preference per share (equivalent to an annual rate of  $2.09375 per share) for as long as the Series A preferred stock is not listed. The Series A preferred stock does not have a stated maturity date and is not subject to any sinking fund or mandatory redemption provisions. Upon liquidation, dissolution or winding up, the Series A preferred stock will rank senior to the Company's common stock with respect to the payment of distributions and other amounts. The Company is not allowed to redeem the Series A preferred stock before January 18, 2012, except in limited circumstances to preserve its status as a REIT. On or after January 18, 2012, the Company may, at its option, redeem the Series A preferred stock, in whole or in part, at any time or from time to time, for cash at a redemption price of  $25.00 per share, plus all accrued and unpaid dividends on such Series A preferred stock up to, but excluding the redemption date. Holders of the Series A preferred stock generally have no voting rights except for limited voting rights if the Company fails to pay dividends for six or more quarterly periods (whether or not consecutive) and in certain other circumstances. The Series A preferred stock is not convertible into or exchangeable for any other property or securities of the Company.

Dividends and Distributions

The following table lists the dividends and distributions made by the Company and the Operating Partnership during the six months ended June 30, 2010:

				Dividend and	Dividend and
		Amount Per		Distribution	Distribution Amount
Declaration Date	Securities Class	Share/Unit	Period Covered	Payable Date	(in thousands)
March 15, 2010	Common stock and	$0.14000	January 1, 2010 to	April 15, 2010	$14,468
	partnership and LTIP		March 31, 2010
	units
March 15, 2010	Series A preferred stock	$0.46094	January 16, 2010 to	April 15, 2010	$4,240
			April 15, 2010
June 15, 2010	Common stock and	$0.15000	April 1, 2010 to	July 15, 2010	$17,487
	partnership and LTIP		June 30, 2010
	units
June 15, 2010	Series A preferred stock	$0.46094	April 16, 2010 to	July 15, 2010	$4,241
			July 15, 2010

Total 2010 dividends and distributions declared through June 30, 2010:

Common stock, partnership units, and LTIP units	$31,955
Series A preferred stock	8,481

$40,436

Noncontrolling Interests

Noncontrolling interests in subsidiaries are reported as equity in the consolidated financial statements. If noncontrolling interests are determined to be redeemable, they are carried at the greater of carrying value or their redemption value as of the balance sheet date and reported as temporary equity. Consolidated net income is reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest.

Noncontrolling interests on the consolidated balance sheets relate primarily to the partnership and LTIP units in the Operating Partnership (collectively, the "Units") that are not owned by the Company. In conjunction with the formation of the Company, certain persons and entities contributing interests in properties to the Operating Partnership received partnership units. In addition, certain employees of the Operating Partnership received LTIP units in connection with services rendered or to be rendered to the Operating Partnership. Limited partners who have been issued Units have the right to require the Operating Partnership to redeem part or all of their Units, which right with respect to LTIP units is subject to vesting and the satisfaction of other conditions. The Company may elect to acquire those Units in exchange for shares of the Company's common stock on a one-for-one basis, subject to adjustment in the event of stock splits, stock dividends, issuance of stock rights, specified extraordinary distributions and similar events, or pay cash based upon the fair market value of an equivalent number of shares of the Company's common stock at the time of redemption. With respect to the noncontrolling interests in the Operating Partnership, noncontrolling interests with the redemption provisions that permit the issuer to settle in either cash or common stock at the option of the issuer are further evaluated to determine whether temporary or permanent equity classification on the balance sheet is appropriate. Since the Units comprising the noncontrolling interests contain such a provision, the Company evaluated this guidance, including the requirement to settle in unregistered shares, and determined that the Units meet the requirements to qualify for presentation as permanent equity.

The Company evaluates individual noncontrolling interests for the ability to continue to recognize the noncontrolling interest as permanent equity in the consolidated balance sheets. Any noncontrolling interest that fails to qualify as permanent equity will be reclassified as temporary equity and adjusted to the greater of (1) the carrying amount, or (2) its redemption value as of the end of the period in which the determination is made.

The redemption value of the Units not owned by the Company, had such Units been redeemed at June 30, 2010, was approximately  $51.8 million based on the average closing price of the Company's common stock of  $17.25 per share for the ten consecutive trading days immediately preceding June 30, 2010.

The following table shows the vested ownership interests in the Operating Partnership were as follows:

	June 30, 2010		December 31, 2009
	Partnership Units	Percentage of	Partnership Units	Percentage of
	and LTIP Units	Total	and LTIP Units	Total
BioMed Realty Trust	112,346,679	97.5%	97,939,028	97.2%
Noncontrolling interest consisting of:
Partnership and LTIP units held by employees and related parties	2,268,873	2.0%	2,246,493	2.2%
Partnership and LTIP units held by third parties	588,801	0.5%	595,551	0.6%

Total	115,204,353	100.0%	100,781,072	100.0%

A charge is recorded each period in the consolidated statements of income for the noncontrolling interests' proportionate share of the Company's net income. An additional adjustment is made each period such that the carrying value of the noncontrolling interests equals the greater of (1) the noncontrolling interests' proportionate share of equity as of the period end, or (2) the redemption value of the noncontrolling interests as of the period end, if such interests are classified as temporary equity. For the six months ended June 30, 2010, the Company recorded an increase to the carrying value of noncontrolling interests of approximately  $686,000 (a corresponding decrease was recorded to additional paid-in capital) due to changes in their aggregate ownership percentage to reflect the noncontrolling interests' proportionate share of equity.

3. Equity
     During the year ended December 31, 2009, the Company issued restricted common stock awards to employees and to the members of its board of directors totaling 593,900 shares and 10,000 shares, respectively (3,435 shares of common stock were surrendered to the Company and subsequently retired in lieu of cash payments for taxes due on the vesting of restricted stock and 19,325 shares were forfeited during the same period), which are included in the total of common stock outstanding as of the period end (see Note 6).
     On May 21, 2009, the Company completed the issuance of 16,754,854 shares of common stock, including the exercise of an over-allotment option of 754,854 shares, resulting in net proceeds of approximately  $166.9 million, after deducting the underwriters' discount and commissions and offering expenses. The net proceeds to the Company were utilized to repay a portion of the outstanding indebtedness on its unsecured line of credit and for other general corporate and working capital purposes.
     On September 4, 2009, the Company entered into equity distribution agreements with three sales agents under which it may offer and sell shares of common stock having an aggregate offering price of up to  $120.0 million over time. During the year ended December 31, 2009, the Company issued 547,900 shares under one of the equity distribution agreements raising approximately  $7.3 million in net proceeds, after deducting the underwriters' discount and commissions and offering expenses.
     The Company also maintains a Dividend Reinvestment Program and a Cash Option Purchase Plan (collectively, the "DRIP Plan") to provide existing stockholders of the Company with an opportunity to invest automatically the cash dividends paid upon shares of the Company's common stock held by them, as well as permit existing and prospective stockholders to make voluntary cash purchases. Participants may elect to reinvest a portion of, or the full amount of cash dividends paid, whereas optional cash purchases are normally limited to a maximum amount of  $10,000. In addition, the Company may elect to establish a discount ranging from 0% to 5% from the market price applicable to newly issued shares of common stock purchased directly from the Company. The Company may change the discount, initially set at 0%, at its discretion, but may not change the discount more frequently than once in any three-month period. Shares purchased under the DRIP Plan shall be, at the Company's option, purchased from either (1) authorized, but previously unissued shares of common stock, (2) shares of common stock purchased in the open market or privately negotiated transactions, or (3) a combination of both. As of and through December 31, 2009, all shares issued to participants in the DRIP Plan have been acquired through purchases in the open market.
Common Stock, Partnership Units and LTIP Units
     As of December 31, 2009, the Company had outstanding 99,000,269 shares of common stock and 2,600,288 and 476,272 partnership and LTIP units, respectively. A share of the Company's common stock and the partnership and LTIP units have essentially the same economic characteristics as they share equally in the total net income or loss and distributions of the Operating Partnership. The partnership and LTIP units are further discussed below in this Note 3.
  7.375% Series A Cumulative Redeemable Preferred Stock
     As of December 31, 2009, the Company had outstanding 9,200,000 shares of 7.375% Series A cumulative redeemable preferred stock, or Series A preferred stock. Dividends are cumulative on the Series A preferred stock from the date of original issuance in the amount of  $1.84375 per share each year, which is equivalent to 7.375% of the  $25.00 liquidation preference per share. Dividends on the Series A preferred stock are payable quarterly in arrears on or about the 15th day of January, April, July and October of each year. Following a change in control, if the Series A preferred stock is not listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Global Market, holders will be entitled to receive (when and as authorized by the board of directors and declared by the Company), cumulative cash dividends from, but excluding, the first date on which both the change of control and the delisting occurs at an increased rate of 8.375% per annum of the  $25.00 liquidation preference per share (equivalent to an annual rate of  $2.09375 per share) for as long as the Series A preferred stock is not listed. The Series A preferred stock does not have a stated maturity date and is not subject to any sinking fund or mandatory redemption provisions. Upon liquidation, dissolution or winding up, the Series A preferred stock will rank senior to the Company's common stock with respect to the payment of distributions and other amounts. The Company is not allowed to redeem the Series A preferred stock before January 18, 2012, except in limited circumstances to preserve its status as a REIT. On or after January 18, 2012, the Company may, at its option, redeem the Series A preferred stock, in whole or in part, at any time or from time to time, for cash at a redemption price of  $25.00 per share, plus all accrued and unpaid dividends on such Series A preferred stock up to, but excluding the redemption date. Holders of the Series A preferred stock generally have no voting rights except for limited voting rights if the Company fails to pay dividends for six or more quarterly periods (whether or not consecutive) and in certain other circumstances. The Series A preferred stock is not convertible into or exchangeable for any other property or securities of the Company.
  Dividends and Distributions
     The following table lists the dividends and distributions declared by the Company and the Operating Partnership during the year ended December 31, 2009:

				Dividend and
		Amount Per		Distribution	Dividend and
Declaration Date	Securities Class	Share/Unit	Period Covered	Payable Date	Distribution Amount
					(In thousands)
March 16, 2009	Common stock and	$0.33500	January 1, 2009 to	April 15, 2009	$28,322
	partnership and LTIP units		March 31, 2009

March 16, 2009	Series A preferred stock	$0.46094	January 16, 2009 to	April 15, 2009	$4,240
			April 15, 2009

June 15, 2009	Common stock and	$0.11000	April 1, 2009 to	July 15, 2009	$11,142
	partnership and LTIP units		June 30, 2009

June 15, 2009	Series A preferred stock	$0.46094	April 16, 2009 to	July 15, 2009	$4,241
			July 15, 2009

September 15, 2009	Common stock and	$0.11000	July 1, 2009 to	October 15, 2009	$11,142
	partnership and LTIP units		September 30, 2009

September 15, 2009	Series A preferred stock	$0.46094	July 16, 2009 to	October 15, 2009	$4,241
			October 15, 2009

December 15, 2009	Common stock and	$0.14000	October 1, 2009 to	January 15, 2010	$14,290
	partnership and LTIP units		December 31, 2009

December 15, 2009	Series A preferred stock	$0.46094	October 16, 2009 to	January 15, 2010	$4,241

Total 2009 dividends and distributions declared through December 31, 2009:

Common stock, partnership units, and LTIP units	$64,896
Series A preferred stock	16,963

$81,859

  Noncontrolling Interests
     On January 1, 2009, the Company adopted new accounting guidance which clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. The new guidance also requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest and requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interest. In addition, it establishes a single method of accounting for changes in a parent's ownership interest in a subsidiary that does not result in deconsolidation and requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated unless the deconsolidation is an in-substance sale of real estate. As a result of the issuance of the new guidance, if noncontrolling interests are determined to be redeemable, they are to be carried at their redemption value as of the balance sheet date and reported as temporary equity.
     Noncontrolling interests on the consolidated balance sheets relate primarily to the partnership and LTIP units in the Operating Partnership (collectively, the "Units") that are not owned by the Company. In conjunction with the formation of the Company, certain persons and entities contributing interests in properties to the Operating Partnership received partnership units. In addition, certain employees of the Operating Partnership received LTIP units in connection with services rendered or to be rendered to the Operating Partnership. Limited partners who have been issued Units have the right to require the Operating Partnership to redeem part or all of their Units, which right with respect to LTIP units is subject to vesting and the satisfaction of other conditions. The Company may elect to acquire those Units in exchange for shares of the Company's common stock on a one-for-one basis, subject to adjustment in the event of stock splits, stock dividends, issuance of stock rights, specified extraordinary distributions and similar events, or pay cash based upon the fair market value of an equivalent number of shares of the Company's common stock at the time of redemption. With respect to the noncontrolling interests in the Operating Partnership, noncontrolling interests with the redemption provisions that permit the issuer to settle in either cash or common stock at the option of the issuer are further evaluated to determine whether temporary or permanent equity classification on the balance sheet is appropriate. Since the Units comprising the noncontrolling interests contain such a provision, the Company evaluated this guidance, including the requirement to settle in unregistered shares, and determined that the Units meet the requirements to qualify for presentation as permanent equity.
     The new guidance on noncontrolling interests was required to be applied prospectively after adoption, with the exception of the presentation and disclosure requirements, which were applied retrospectively for all periods presented. As a result, the Company reclassified noncontrolling interests to permanent equity in the accompanying consolidated balance sheets. In subsequent periods, the Company will periodically evaluate individual noncontrolling interests for the ability to continue to recognize the noncontrolling interest as permanent equity in the consolidated balance sheets. Any noncontrolling interest that fails to qualify as permanent equity will be reclassified as temporary equity and adjusted to the greater of (1) the carrying amount, or (2) its redemption value as of the end of the period in which the determination is made.
     The redemption value of the Units not owned by the Company, had such units been redeemed at December 31, 2009, was approximately  $49.1 million based on the average closing price of the Company's common stock of  $15.97 per share for the ten consecutive trading days immediately preceding December 31, 2009.
The following table shows the vested ownership interests in the Operating Partnership were as follows:

	December 31,
	2009		2008
	Partnership Units	Percentage of	Partnership Units	Percentage of
	and LTIP Units	Total	and LTIP Units	Total
BioMed Realty Trust	97,939,028	97.2%	80,208,533	96.3%
Noncontrolling interest consisting of:
Partnership and LTIP units held by employees and related parties	2,246,493	2.2%	2,961,369	3.5%
Partnership and LTIP units held by third parties(1)	595,551	0.6%	122,192	0.2%

Total	100,781,072	100.0%	83,292,094	100.0%

(1)	Includes vested ownership interests held by a former employee, which are now classified as held by a third party.
     A charge is recorded each period in the consolidated statements of income for the noncontrolling interests' proportionate share of the Company's net income. An additional adjustment is made each period such that the carrying value of the noncontrolling interests equals the greater of (1) the noncontrolling interests' proportionate share of equity as of the period end, or (2) the redemption value of the noncontrolling interests as of the period end, if classified as temporary equity. For the year ended December 31, 2009, the Company recorded a decrease to the carrying value of noncontrolling interests of approximately  $852,000 (a corresponding increase was recorded to additional paid-in capital) due to changes in their aggregate ownership percentage to reflect the noncontrolling interests' proportionate share of equity.
     The accompanying consolidated financial statements include investments in one variable interest entity in which the Company is considered to be the primary beneficiary. As of December 31, 2009, the Company had an 87.5% interest in the limited liability company that owns the Ardenwood Venture property. This entity is consolidated in the accompanying consolidated financial statements. Equity interests in this partnership not owned by the Company are classified as a noncontrolling interest on the consolidated balance sheets as of December 31, 2009. Subject to certain conditions, the Company has the right to purchase the other member's interest or sell its own interest in the Ardenwood limited liability company ("buy-sell option"). The estimated fair-value of this option is not material and the Company believes that it will have adequate resources to settle the option if exercised.
     On June 2, 2008, pursuant to the exercise of a put option by the noncontrolling interest member, the Company completed the purchase of the remaining 30% interest in the limited liability company that owns the Waples Street property for consideration of approximately  $1.8 million, excluding closing costs. On October 14, 2008, the Company completed the purchase of the remaining 30% interest in the limited liability company that owns the 530 Fairview Avenue property for consideration of approximately  $2.6 million, excluding closing costs.

Mortgage Notes Payable	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Mortgage Notes Payable
4. Mortgage Notes Payable
     A summary of the Company's outstanding consolidated mortgage notes payable was as follows (dollars in thousands):

	Stated Fixed	Effective	Principal Balance
	Interest	Interest	June 30,	December 31,
	Rate	Rate	2010	2009	Maturity Date
Ardentech Court	7.25%	5.06%	$4,296	$4,354	July 1, 2012
Bridgeview Technology Park I	8.07%	5.04%	11,172	11,246	January 1, 2011
Center for Life Science | Boston	7.75%	7.75%	347,194	348,749	June 30, 2014
500 Kendall Street (Kendall D)	6.38%	5.45%	65,168	66,077	December 1, 2018
Lucent Drive	4.75%	4.75%	5,015	5,129	January 21, 2015
6828 Nancy Ridge Drive	7.15%	5.38%	6,541	6,595	September 1, 2012
Road to the Cure	6.70%	5.78%	14,828	14,956	January 31, 2014
Science Center Drive	7.65%	5.04%	10,891	10,981	July 1, 2011
Shady Grove Road	5.97%	5.97%	147,000	147,000	September 1, 2016
Sidney Street	7.23%	5.11%	27,867	28,322	June 1, 2012
9865 Towne Centre Drive	7.95%	7.95%	17,762	17,884	June 30, 2013
900 Uniqema Boulevard	8.61%	5.61%	1,103	1,191	May 1, 2015

			658,837	662,484
Unamortized premiums			6,030	6,970

			$664,867	$669,454

     Management believes that it was in compliance with a financial covenant relating to a minimum amount of net worth pertaining to the Center for Life Science | Boston mortgage as of June 30, 2010. Other than the Center for Life Science | Boston mortgage, no other financial covenants are required on the remaining mortgage notes payable.
     Premiums were recorded upon assumption of the mortgage notes payable at the time of acquisition to account for above-market interest rates. Amortization of these premiums is recorded as a reduction to interest expense over the remaining term of the respective note using the effective-interest method.
     The Company has the ability and intends to repay any principal and accrued interest due in 2010 and 2011 through the use of cash from operations or borrowings from its unsecured line of credit.

4. Mortgage Notes Payable
     A summary of the Company's outstanding consolidated mortgage notes payable as of December 31, 2009 and 2008 was as follows (principal balance in thousands):

		Effective	Principal Balance
	Stated Fixed	Interest	December 31,
	Interest Rate	Rate	2009	2008	Maturity Date
Ardentech Court	7.25%	5.06%	$4,354	$4,464	July 1, 2012
Bayshore Boulevard(1)	4.55%	4.55%	—	14,923	January 1, 2010
Bridgeview Technology Park I	8.07%	5.04%	11,246	11,384	January 1, 2011
Center for Life Science | Boston	7.75%	7.75%	348,749	—	June 30, 2014
500 Kendall Street (Kendall D)	6.38%	5.45%	66,077	67,810	December 1, 2018
Lucent Drive	5.50%	5.50%	5,129	5,341	January 21, 2015
Monte Villa Parkway(1)	4.55%	4.55%	—	9,084	January 1, 2010
6828 Nancy Ridge Drive	7.15%	5.38%	6,595	6,694	September 1, 2012
Road to the Cure	6.70%	5.78%	14,956	15,200	January 31, 2014
Science Center Drive	7.65%	5.04%	10,981	11,148	July 1, 2011
Shady Grove Road	5.97%	5.97%	147,000	147,000	September 1, 2016
Sidney Street	7.23%	5.11%	28,322	29,184	June 1, 2012
9865 Towne Centre Drive	7.95%	7.95%	17,884	—	June 30, 2013
9885 Towne Centre Drive(1)	4.55%	4.55%	—	20,749	January 1, 2010
900 Uniqema Boulevard	8.61%	5.61%	1,191	1,357	May 1, 2015

			662,484	344,338
Unamortized premiums			6,970	8,823

			$669,454	$353,161

(1)	In July 2009, the Company repaid approximately $44.0 million in principal balance of mortgage notes relating to the Bayshore Boulevard, Monte Villa Parkway, and 9885 Towne Centre Drive properties, prior to their maturity date.
     The net carrying value of properties (investments in real estate) secured by our mortgage notes payable was  $1.2 billion and  $572.6 million at December 31, 2009 and 2008, respectively.
     On June 19, 2009, the Company closed on an  $18.0 million mortgage loan, which is secured by the Company's 9865 Towne Centre Drive property in San Diego, California. The mortgage loan bears interest at a fixed-rate of 7.95% per annum and matures in June 2013.
     On June 29, 2009, the Company closed on a  $350.0 million mortgage loan, which is secured by the Company's Center for Life Science | Boston property in Boston, Massachusetts. The mortgage loan bears interest at a fixed-rate of 7.75% per annum and matures in June 2014. The Company utilized the net proceeds from the new mortgage loan, along with borrowings from its unsecured line of credit, to repay the outstanding  $507.1 million secured construction loan, which was secured by the Center for Life Science | Boston property. The new loan includes a financial covenant relating to a minimum amount of net worth. Management believes that it was in compliance with this covenant as of December 31, 2009.
     Notwithstanding the financial covenant related to the Center for Life Science | Boston mortgage, no other financial covenants are required on the remaining mortgage notes payable.
     Premiums were recorded upon assumption of the mortgage notes payable at the time of the related property acquisition to account for above-market interest rates. Amortization of these premiums is recorded as a reduction to interest expense over the remaining term of the respective note using a method that approximates the effective-interest method.
     The Company has the ability and intends to repay any principal and accrued interest due in 2010 through the use of cash from operations or borrowings from its unsecured line of credit.

Credit Facilities, Exchangeable Senior Notes, and Other Debt Instruments	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Credit Facilities, Exchangeable Senior Notes, and Other Debt Instruments

5. Credit Facilities, Exchangeable Senior Notes, and Other Debt Instruments

Unsecured Line of Credit

The Company's unsecured line of credit with KeyBank National Association ("KeyBank") and other lenders has a borrowing capacity of  $720.0 million and a maturity date of August 1, 2011. The unsecured line of credit bears interest at a floating rate equal to, at the Company's option, either (1) reserve adjusted LIBOR plus a spread which ranges from 100 to 155 basis points, depending on the Company's leverage, or (2) the higher of (a) the prime rate then in effect plus a spread which ranges from 0 to 25 basis points, or (b) the federal funds rate then in effect plus a spread which ranges from 50 to 75 basis points, in each case, depending on the Company's leverage. Subject to the administrative agent's reasonable discretion, the Company may increase the amount of the unsecured line of credit to  $1.0 billion upon satisfying certain conditions. In addition, the Company, at its sole discretion, may extend the maturity date of the unsecured line of credit to August 1, 2012 after satisfying certain conditions and paying an extension fee based on the then current facility commitment. The Company has deferred the loan costs associated with the subsequent amendments to the unsecured line of credit, which are being amortized to expense with the unamortized loan costs from the original debt facility over the remaining term. At June 30, 2010, the Company had  $170.5 million in outstanding borrowings on its unsecured line of credit, with a weighted-average interest rate of 1.6% (excluding the effect of interest rate swaps) and a weighted-average interest rate of 3.0% on the unhedged portion of the outstanding debt of approximately  $20.5 million. At June 30, 2010, the Company had additional borrowing capacity under the unsecured line of credit of up to approximately  $537.8 million (net of outstanding letters of credit issued by the Company and drawable on the unsecured line of credit of approximately  $11.7 million).

The terms of the credit agreement for the unsecured line of credit includes certain restrictions and covenants, which limit, among other things, the payment of dividends and the incurrence of additional indebtedness and liens. The terms also require compliance with financial ratios relating to the minimum amounts of the Company's net worth, fixed charge coverage, unsecured debt service coverage, the maximum amount of secured, and secured recourse indebtedness, leverage ratio and certain investment limitations. The dividend restriction referred to above provides that, except to enable the Company to continue to qualify as a REIT for federal income tax purposes, the Company will not make distributions with respect to common stock or other equity interests in an aggregate amount for the preceding four fiscal quarters in excess of 95% of funds from operations, as defined, for such period, subject to other adjustments. Management believes that it was in compliance with the covenants as of June 30, 2010.

Secured Term Loan

During the six months ended June 30, 2010, the Company voluntarily prepaid in full the  $250.0 million in outstanding borrowings under its secured term loan with KeyBank and other lenders, resulting in the release of the Company's properties securing the loan. In connection with the voluntary prepayments of the secured term loan, the Company wrote off approximately  $860,000 and  $1.4 million in unamortized deferred loan fees during the three and six months ended June 30, 2010, respectively, which are reflected in the accompanying consolidated statements of income as a loss on extinguishment of debt.

Exchangeable Senior Notes due 2026, net

On September 25, 2006, the Operating Partnership issued  $175.0 million aggregate principal amount of its Exchangeable Senior Notes due 2026 (the "Notes due 2026"). The Notes due 2026 are general senior unsecured obligations of the Operating Partnership and rank equally in right of payment with all other senior unsecured indebtedness of the Operating Partnership. Interest at a rate of 4.50% per annum is payable on April 1 and October 1 of each year, beginning on April 1, 2007, until the stated maturity date of October 1, 2026. The terms of the Notes due 2026 are governed by an indenture, dated September 25, 2006, among the Operating Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee. The Notes due 2026 contain an exchange settlement feature, which provides that the Notes due 2026 may, on or after September 1, 2026 or under certain other circumstances, be exchangeable for cash (up to the principal amount of the Notes due 2026) and, with respect to excess exchange value, into, at the Company's option, cash, shares of the Company's common stock or a combination of cash and shares of common stock at the then applicable exchange rate. The initial exchange rate was 26.4634 shares per  $1,000 principal amount of Notes due 2026, representing an exchange price of approximately  $37.79 per share. If certain designated events occur on or prior to October 6, 2011 and a holder elects to exchange Notes due 2026 in connection with any such transaction, the Company will increase the exchange rate by a number of additional shares of common stock based on the date the transaction becomes effective and the price paid per share of common stock in the transaction, as set forth in the indenture governing the Notes due 2026. The exchange rate may also be adjusted under certain other circumstances, including the payment of cash dividends in excess of  $0.29 per share of common stock. As a result of past increases in the quarterly cash dividend, the exchange rate is currently 26.8135 shares per  $1,000 principal amount of Notes due 2026. The Operating Partnership may redeem the Notes due 2026, in whole or in part, at any time to preserve the Company's status as a REIT or at any time on or after October 6, 2011 for cash at 100% of the principal amount plus accrued and unpaid interest. The holders of the Notes due 2026 have the right to require the Operating Partnership to repurchase the Notes due 2026, in whole or in part, for cash on each of October 1, 2011, October 1, 2016 and October 1, 2021, or upon the occurrence of a designated event, in each case for a repurchase price equal to 100% of the principal amount of the Notes due 2026 plus accrued and unpaid interest. The terms of the indenture for the Notes due 2026 do not require compliance with any financial covenants.

As the Company may settle the Notes due 2026 in cash (or other assets) on conversion, it separately accounts for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the Company's nonconvertible debt borrowing rate. The equity component of the convertible debt is included in the additional paid-in capital section of stockholders' equity and the value of the equity component is treated as original issue discount for purposes of accounting for the debt component of the debt security. The resulting debt discount is accreted as additional interest expense over the non-cancelable term of the instrument.

As of June 30, 2010 and December 31, 2009, the carrying value of the equity component recognized was approximately  $14.0 million.

In January 2010, the Company completed the repurchase of approximately  $6.3 million face value of the Notes due 2026 at par. In June 2010, the Company completed an additional repurchase of approximately  $18.0 million face value of the Notes due 2026 at 100.3% of par. The repurchases of the Notes due 2026 resulted in the recognition of a loss on extinguishment of debt of approximately  $584,000 and  $838,000 for the three and six months ended June 30, 2010, respectively, as a result of the write-off of deferred loan fees and debt discount and the premium paid to repurchase the Notes due 2026.

Notes due 2026, net consisted of the following (in thousands):

	June 30,	December 31,
	2010	2009
Notes due 2026	$21,900	$46,150
Unamortized debt discount	(504)	(1,465)

	$21,396	$44,685

The unamortized debt discount will be amortized through October 1, 2011, the first date at which the holders may require the Operating Partnership to repurchase the Notes due 2026. Amortization of the debt discount during the six months ended June 30, 2010 and 2009 resulted in an effective interest rate of 6.5% on the Notes due 2026.

Exchangeable Senior Notes due 2030

On January 11, 2010, the Operating Partnership issued  $180.0 million aggregate principal amount of its Exchangeable Senior Notes due 2030 (the "Notes due 2030"). The Notes due 2030 are general senior unsecured obligations of the Operating Partnership and rank equally in right of payment with all other senior unsecured indebtedness of the Operating Partnership. Interest at a rate of 3.75% per annum is payable on January 15 and July 15 of each year, beginning on July 15, 2010, until the stated maturity date of January 15, 2030. The terms of the Notes due 2030 are governed by an indenture, dated January 11, 2010, among the Operating Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee. The Notes due 2030 contain an exchange settlement feature, which provides that the Notes due 2030 may, at any time prior to the close of business on the second scheduled trading day preceding the maturity date, be exchangeable for shares of the Company's common stock at the then applicable exchange rate. As the exchange feature for the Notes due 2030 must be settled in the common stock of the Company, accounting guidance applicable to convertible debt instruments that permit the issuer to settle all or a portion of the exchange feature in cash upon conversion does not apply. The initial exchange rate was 55.0782 shares per  $1,000 principal amount of Notes due 2030, representing an exchange price of approximately  $18.16 per share. If certain designated events occur on or prior to January 15, 2015 and a holder elects to exchange Notes due 2030 in connection with any such transaction, the Company will increase the exchange rate by a number of additional shares of common stock based on the date the transaction becomes effective and the price paid per share of common stock in the transaction, as set forth in the indenture governing the Notes due 2030. The exchange rate may also be adjusted under certain other circumstances, including the payment of cash dividends in excess of  $0.14 per share of common stock.

The Operating Partnership may redeem the Notes due 2030, in whole or in part, at any time to preserve the Company's status as a REIT or at any time on or after January 21, 2015 for cash at 100% of the principal amount plus accrued and unpaid interest. The holders of the Notes due 2030 have the right to require the Operating Partnership to repurchase the Notes due 2030, in whole or in part, for cash on each of January 15, 2015, January 15, 2020 and January 15, 2025, or upon the occurrence of a designated event, in each case for a repurchase price equal to 100% of the principal amount of the Notes due 2030 plus accrued and unpaid interest. The terms of the indenture for the Notes due 2030 do not require compliance with any financial covenants.

Unsecured Senior Notes due 2020, net

On April 29, 2010, the Operating Partnership issued  $250.0 million aggregate principal amount of 6.125% Senior Notes due 2020 (the "Notes due 2020"). The purchase price paid by the initial purchasers was 98.977% of the principal amount and the Notes due 2020 have been recorded on the consolidated balance sheet net of the discount. The Notes due 2020 are senior unsecured obligations of the Operating Partnership and rank equally in right of payment with all other senior unsecured indebtedness of the Operating Partnership. However, the Notes due 2020 are effectively subordinated to the Operating Partnership's existing and future mortgages and other secured indebtedness (to the extent of the value of the collateral securing such indebtedness) and to all existing and future preferred equity and liabilities, whether secured or unsecured, of the Operating Partnership's subsidiaries, including guarantees provided by the Operating Partnership's subsidiaries under the Company's unsecured line of credit. Interest at a rate of 6.125% per year is payable on April 15 and October 15 of each year, beginning on October 15, 2010, until the stated maturity date of April 15, 2020. The terms of the Notes due 2020 are governed by an indenture, dated April 29, 2010, among the Operating Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee.

The Operating Partnership may redeem the Notes due 2020, in whole or in part, at any time for cash at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes due 2020 being redeemed; or (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the adjusted treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest.

The terms of the indenture for the Notes due 2020 require compliance with various financial covenants, including limits on the amount of total leverage and secured debt maintained by the Operating Partnership and which require the Operating Partnership to maintain minimum levels of debt service coverage. Management believes that it was in compliance with these covenants as of June 30, 2010.

On April 29, 2010, the Operating Partnership entered into a registration rights agreement with the representatives of the initial purchasers of the Notes due 2020, pursuant to which the Company and the Operating Partnership agreed to use commercially reasonable efforts to file with the Securities and Exchange Commission within 180 days, and cause to become effective within 240 days, a registration statement registering exchange notes with nearly identical terms to the Notes due 2020, and to cause an exchange offer to be consummated within 60 days after the registration statement is declared effective. In addition, in some circumstances, the Company and the Operating Partnership agreed to file a shelf registration statement providing for the sale of all of the Notes due 2020 by the holders thereof.

Notes due 2020, net consisted of the following (in thousands):

	June 30,	December 31,
	2010	2009
Notes due 2020	$250,000	$—
Unamortized debt discount	(2,525)	—

	$247,475	$—

The unamortized debt discount will be amortized through April 15, 2020, the maturity date of the Notes due 2020. Amortization of the debt discount during the six months ended June 30, 2010 resulted in an effective interest rate of 6.27% on the Notes due 2020.

Interest expense consisted of the following (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Mortgage notes payable	$11,845	$5,534	$23,702	$10,864
Mortgage notes payable debt premium	(474)	(463)	(940)	(920)
Amortization of deferred interest costs (see Note 8)	1,781	—	3,567	—
Derivative instruments	2,847	4,019	6,971	7,924
Secured construction loan	—	2,056	—	4,187
Secured term loan	222	1,305	1,392	2,627
Notes due 2026	444	1,224	901	2,656
Amortization of debt discount on Notes due 2026	175	453	352	936
Notes due 2030	1,688	—	3,194	—
Notes due 2020	2,637	—	2,637	—
Amortization of debt discount on Notes due 2020	33	—	33	—
Unsecured line of credit	933	998	2,085	1,845
Amortization of deferred loan fees	1,040	1,221	2,183	2,437
Capitalized interest	(1,301)	(3,472)	(2,946)	(7,601)

Total interest expense	$21,870	$12,875	$43,131	$24,955

As of June 30, 2010, principal payments due for the Company's consolidated indebtedness (excluding debt premiums and discounts) were as follows (in thousands):

2010	$3,757
2011	200,414
2012	45,414
2013	25,941
2014	353,091
Thereafter(1).	652,620

$1,281,237

---------------------------------------------------------------------------------------------------------------------

(1)

Includes  $21.9 million in principal payments of the Notes due 2026 based on a contractual maturity date of October 1, 2026 and  $180.0 million in principal payments of the Notes due 2030 based on a contractual maturity date of January 15, 2030.

5. Credit Facilities, Exchangeable Senior Notes Due 2026, and Other Debt Instruments
  Unsecured Line of Credit
     On November 23, 2009 and December 4, 2009, the Company entered into amendments to its second amended and restated unsecured credit agreement with KeyBank National Association ("Keybank") and other lenders, pursuant to which the borrowing capacity on its unsecured line of credit increased by  $65.0 million and  $55.0 million, respectively, for an aggregate borrowing capacity of  $720.0 million. The unsecured line of credit has a maturity date of August 1, 2011. The unsecured line of credit bears interest at a floating rate equal to, at the Company's option, either (1) reserve adjusted LIBOR plus a spread which ranges from 100 to 155 basis points, depending on the Company's leverage, or (2) the higher of (a) the prime rate then in effect plus a spread which ranges from 0 to 25 basis points, or (b) the federal funds rate then in effect plus a spread which ranges from 50 to 75 basis points, in each case, depending on the Company's leverage. Subject to the administrative agent's reasonable discretion, the Company may increase the amount of the unsecured line of credit to  $1.0 billion upon satisfying certain conditions. In addition, the Company, at its sole discretion, may extend the maturity date of the unsecured line of credit to August 1, 2012 after satisfying certain conditions and paying an extension fee based on the then current facility commitment. The Company has deferred the loan costs associated with the subsequent amendments to the unsecured line of credit, which are being amortized to expense with the unamortized loan costs from the original debt facility over the remaining term. At December 31, 2009, the Company had  $397.7 million in outstanding borrowings on its unsecured line of credit, with a weighted-average interest rate of 1.3% on the unhedged portion of the outstanding debt of approximately  $247.7 million.
  Secured Term Loan
     The Company's  $250.0 million secured term loan from KeyBank and other lenders, which is secured by the Company's interests in twelve of its properties, has a maturity date of August 1, 2012. The secured term loan bears interest at a floating rate equal to, at the Company's option, either (1) reserve-adjusted LIBOR plus 165 basis points or (2) the higher of (a) the prime rate then in effect plus 25 basis points or (b) the federal funds rate then in effect plus 75 basis points. The secured term loan is also secured by the Company's interest in any distributions from these properties, a pledge of the equity interests in a subsidiary owning one of these properties, and a pledge of the equity interests in a subsidiary owning an interest in another of these properties. At December 31, 2009, the Company had  $250.0 million in outstanding borrowings on its secured term loan, with an interest rate of 1.9% (excluding the effect of interest rate swaps).
     The terms of the credit agreements for the unsecured line of credit and secured term loan include certain restrictions and covenants, which limit, among other things, the payment of dividends and the incurrence of additional indebtedness and liens. The terms also require compliance with financial ratios relating to the minimum amounts of the Company's net worth, fixed charge coverage, unsecured debt service coverage, the maximum amount of secured, and secured recourse indebtedness, leverage ratio and certain investment limitations. The dividend restriction referred to above provides that, except to enable the Company to continue to qualify as a REIT for federal income tax purposes, the Company will not make distributions with respect to common stock or other equity interests in an aggregate amount for the preceding four fiscal quarters in excess of 95% of funds from operations, as defined, for such period, subject to other adjustments. Management believes that it was in compliance with the covenants as of December 31, 2009.
  Exchangeable Senior Notes Due 2026
     On September 25, 2006, the Operating Partnership issued  $175.0 million aggregate principal amount of its Exchangeable Senior Notes due 2026 (the "Notes"). The Notes are general senior unsecured obligations of the Operating Partnership and rank equally in right of payment with all other senior unsecured indebtedness of the Operating Partnership. Interest at a rate of 4.50% per annum is payable on April 1 and October 1 of each year, beginning on April 1, 2007, until the stated maturity date of October 1, 2026. The terms of the Notes are governed by an indenture, dated September 25, 2006, among the Operating Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee. The Notes contain an exchange settlement feature, which provides that the Notes may, on or after September 1, 2026 or under certain other circumstances, be exchangeable for cash (up to the principal amount of the Notes) and, with respect to excess exchange value, into, at the Company's option, cash, shares of the Company's common stock or a combination of cash and shares of common stock at the then applicable exchange rate. The initial exchange rate was 26.4634 shares per  $1,000 principal amount of Notes, representing an exchange price of approximately  $37.79 per share. If certain designated events occur on or prior to October 6, 2011 and a holder elects to exchange Notes in connection with any such transaction, the Company will increase the exchange rate by a number of additional shares of common stock based on the date the transaction becomes effective and the price paid per share of common stock in the transaction, as set forth in the indenture governing the Notes. The exchange rate may also be adjusted under certain other circumstances, including the payment of cash dividends in excess of  $0.29 per share of common stock. The increase in the quarterly cash dividend to  $0.335 per share of common stock for 2008 resulted in an increase in the exchange rate to 26.8135 effective as of December 29, 2008, the Company's ex dividend date. The Operating Partnership may redeem the Notes, in whole or in part, at any time to preserve the Company's status as a REIT or at any time on or after October 6, 2011 for cash at 100% of the principal amount plus accrued and unpaid interest. The holders of the Notes have the right to require the Operating Partnership to repurchase the Notes, in whole or in part, for cash on each of October 1, 2011, October 1, 2016 and October 1, 2021, or upon the occurrence of a designated event, in each case for a repurchase price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest.
     On January 1, 2009, the Company adopted new accounting guidance, which requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer's nonconvertible debt borrowing rate. The equity component of the convertible debt is included in the additional paid-in capital section of stockholders' equity and the value of the equity component is treated as original issue discount for purposes of accounting for the debt component of the debt security. The resulting debt discount is accreted as additional interest expense over the non-cancelable term of the instrument.
     As of December 31, 2009 and 2008, the carrying value of the equity component recognized was approximately  $14.0 million.
     In November 2008, the Company completed the repurchase of approximately  $46.8 million face value of the Notes for approximately  $28.8 million. The repurchase of the Notes resulted in the recognition of a gain on extinguishment of debt of approximately  $14.8 million (net of the write-off of approximately  $3.1 million in deferred loan fees and unamortized debt discount), which is reflected in the consolidated statements of income.
     In March 2009, the Company completed the repurchase of approximately  $12.0 million face value of the Notes for approximately  $6.9 million. In April 2009, the Company completed an additional repurchase of approximately  $8.8 million face value of the Notes for approximately  $5.7 million. On December 11, 2009, the Company completed a repurchase of approximately  $61.3 million face value of the Notes pursuant to a cash tender offer. The repurchase of the Notes during 2009 resulted in the recognition of a gain on extinguishment of debt of approximately  $4.1 million for the year ended December 31, 2009 (net of the write-off of approximately  $3.8 million in deferred loan fees and debt discount for the year ended December 31, 2009), which is reflected in the accompanying consolidated statements of income. In January 2010, the Company completed the repurchase of an additional  $6.2 million face value of the Notes.

Exchangeable senior notes due 2026, net, consisted of the following (in thousands):

	December 31,	December 31,
	2009	2008
Exchangeable senior notes due 2026	$46,150	$128,250
Unamortized debt discount	(1,465)	(6,207)

	$44,685	$122,043

The unamortized debt discount will be amortized through October 1, 2011, the first date at which the holders of the Notes may require the Operating Partnership to repurchase the Notes. Amortization of the debt discount during the years ended December 31, 2009, 2008, and 2007 resulted in an effective interest rate of 6.5% on the Notes and a total interest expense as follows:

	Years Ended December 31,
	2009	2008	2007
Contractual interest	$4,920	$7,620	$7,875
Amortization of debt discount	1,810	2,639	2,565

Total Notes interest expense	$6,730	$10,259	$10,440

Secured Construction Loan
     The Company's  $550.0 million secured construction loan from KeyBank, which was secured by the Center for Life Science | Boston property, was repaid in June 2009 from the proceeds received from the new mortgage loan secured by the property, along with borrowings from the Company's unsecured line of credit (see Note 4). In connection with the repayment of the secured construction loan, the Company wrote off approximately  $843,000 of deferred loan fees in the year ended December 31, 2009, which are reflected in the consolidated statements of income as a reduction of the gain on extinguishment of debt recognized from the repurchase of the Notes (see above).
     As of December 31, 2009, principal payments due for the Company's consolidated indebtedness (mortgage notes payable excluding unamortized debt premium of  $7.0 million, unsecured line of credit, secured term loan, and the Notes excluding the debt discount of  $1.5 million) were as follows (in thousands):

2010	$7,404
2011	427,580
2012	295,414
2013	25,941
2014	353,091
Thereafter(1)	246,870

$1,356,300

(1)	Includes $46.2 million in principal payments of the Notes based on a contractual maturity date of October 1, 2026.

Earnings Per Share	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Earnings Per Share
6. Earnings Per Share
Instruments granted in share-based payment transactions are considered participating securities prior to vesting and, therefore, are considered in computing basic earnings per share under the two-class method. The two-class method is an earnings allocation method for calculating earnings per share when a company's capital structure includes either two or more classes of common stock or common stock and participating securities. Basic earnings per share under the two-class method is calculated based on dividends declared on common shares and other participating securities ("distributed earnings") and the rights of participating securities in any undistributed earnings, which represents net income remaining after deduction of dividends accruing during the period. The undistributed earnings are allocated to all outstanding common shares and participating securities based on the relative percentage of each security to the total number of outstanding participating securities. Basic earnings per share represents the summation of the distributed and undistributed earnings per share class divided by the total number of shares.
Through June 30, 2010 all of the Company's participating securities (including the Units) received dividends/distributions at an equal dividend/distribution rate per share/Unit. As a result, the portion of net income allocable to the weighted-average restricted stock outstanding for the three and six months ended June 30, 2010 and 2009 has been deducted from net income allocable to common stockholders to calculate basic earnings per share. The calculation of diluted earnings per share for the three and six months ended June 30, 2010 and 2009 includes the outstanding Units (both vested and unvested) and restricted stock in the weighted-average shares and net income attributable to noncontrolling interests in the Operating Partnership has been added to net income available to common stockholders. No shares were contingently issuable upon settlement of the excess exchange value pursuant to the exchange settlement feature of the Notes due 2026 (originally issued in 2006 — see Note 5) as the common stock price at June 30, 2010 and 2009 did not exceed the exchange price then in effect of  $37.07 per share. In addition, no shares were contingently issuable upon settlement of the exchange feature of the Notes due 2030 (originally issued in 2010 — see Note 5) as the common stock price at June 30, 2010 did not exceed the exchange price of  $18.16 per share. Therefore, potentially issuable shares resulting from settlement of the Notes due 2026 and 2030 were not included in the calculation of diluted weighted-average shares. No other shares were considered anti-dilutive for the three and six months ended June 30, 2010 and 2009.
Computations of basic and diluted earnings per share (in thousands, except share data) were as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Basic earnings per share:
Net income available to common stockholders	$4,199	$18,195	$8,499	$37,219
Less: net income allocable to unvested restricted stock	(46)	(169)	(102)	(361)
Less: distributions in excess of earnings attributable to unvested restricted stock	(146)	—	(281)	(22)

Net income attributable to common stockholders	$4,007	$18,026	$8,116	$36,836

Diluted earnings per share:
Net income available to common stockholders	$4,199	$18,195	$8,499	$37,219
Plus: net income attributable to noncontrolling interests of operating partnership	109	658	237	1,380

Net income available to common stockholders and participating securities (including the Units)	$4,308	$18,853	$8,736	$38,599

Weighted-average common shares outstanding:
Basic	109,707,274	88,503,295	104,000,339	84,403,582
Incremental shares from assumed conversion/vesting:
Unvested restricted stock	1,230,236	832,233	1,259,753	829,115
Operating partnership and LTIP units	3,018,567	3,280,407	3,038,043	3,347,375

Diluted	113,956,077	92,615,935	108,298,135	88,580,072

Basic and diluted earnings per share:
Net income per share available to common stockholders, basic and diluted:	$0.04	$0.20	$0.08	$0.44

6. Earnings Per Share
     On January 1, 2009, the Company adopted new accounting guidance, which addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be considered in computing basic earnings per share under the two-class method. The Company has adjusted its calculation of basic and diluted earnings per share to conform to the two-class method, which also required retrospective application for all periods presented. The change in calculating basic and diluted earnings per share did not have a material effect on the amounts previously reported for the periods presented (with the exception of the amount of weighted-average basic and diluted shares utilized in the calculation).
     The two-class method is an earnings allocation method for calculating earnings per share when a company's capital structure includes either two or more classes of common stock or common stock and participating securities. Basic earnings per share under the two-class method is calculated based on dividends declared on common shares and other participating securities ("distributed earnings") and the rights of participating securities in any undistributed earnings, which represents net income remaining after deduction of dividends accruing during the period. The undistributed earnings are allocated to all outstanding common shares and participating securities based on the relative percentage of each security to the total number of outstanding participating securities. Basic earnings per share represents the summation of the distributed and undistributed earnings per share class divided by the total number of shares.
Through December 31, 2009 all of the Company's participating securities (including the Units) received dividends/distributions at an equal dividend/distribution rate per share/Unit. As a result, the portion of net income allocable to the weighted-average restricted stock outstanding for the years ended December 31, 2009, 2008 and 2007 has been deducted from net income allocable to common stockholders to calculate basic earnings per share. The calculation of diluted earnings per share for the year ended December 31, 2009 includes the outstanding restricted stock in the weighted-average shares. For the year ended December 31, 2009 the outstanding Units (both vested and unvested) were anti-dilutive to the calculation of earnings per share and were therefore excluded from the calculation of diluted earnings per share and diluted earnings per share is calculated based upon net income available to common stockholders. The calculation of diluted earnings per share for the years ended December 31, 2008 and 2007 includes the outstanding Units (both vested and unvested) and restricted stock in the weighted-average shares, and net income attributable to noncontrolling interests in the operating partnership has been added to net income available to common stockholders in calculating diluted earnings per share. No shares were contingently issuable upon settlement of the excess exchange value pursuant to the exchange settlement feature of the Notes (originally issued in 2006 — see Note 5) as the weighted-average common stock prices of  $11.59,  $21.99, and  $25.92 for the years ended December 31, 2009, 2008 and 2007, respectively, did not exceed the exchange price then in effect of  $37.67 per share with respect to the year ended December 31, 2007, and  $37.29 per share with respect to the years ended December 31, 2009 and 2008. Therefore, potentially issuable shares resulting from settlement of the Notes were not included in the calculation of diluted weighted-average shares. No other shares were considered anti-dilutive for the years ended December 31, 2009, 2008 and 2007.
     Computations of basic and diluted earnings per share (in thousands, except share data) were as follows:

	Year Ended December 31,
	2009	2008	2007
Basic earnings per share:
Income from continuing operations	$60,190	$63,131	$72,206
Less: income from continuing operations attributable to noncontrolling interests	(1,468)	(2,077)	(2,473)
Less: preferred dividends	(16,963)	(16,963)	(16,868)

Income from continuing operations available to common stockholders	41,759	44,091	52,865
Less: net income allocable and distributions in excess of earnings to participating securities (continuing operations)	(591)	(305)	(167)

Income from continuing operations attributable to common stockholders	41,168	43,786	52,698

Income from discontinued operations	—	—	1,726
Less: income from discontinued operations attributable to noncontrolling interests	—	—	(58)
Less: net income allocable and distributions in excess of earnings to participating securities (discontinued operations)	—	—	(4)

Income from discontinued operations	—	—	1,664

Net income attributable to common stockholders	$41,168	$43,786	$54,362

Diluted earnings per share:
Income from continuing operations	$60,190	$63,131	$72,206
Less: net income attributable to noncontrolling interests in operating partnership	(1,532)	—	—
Less: net loss/(income) attributable to noncontrolling interests in consolidated partnership	64	9	(45)
Less: preferred dividends	(16,963)	(16,963)	(16,868)

Income from continuing operations available to common stockholders	41,759	46,177	55,293
Income from discontinued operations	—	—	1,726

Net income attributable to common stockholders and participating securities	$41,759	$46,177	$57,019

Weighted-average common shares outstanding:
Basic	91,011,123	71,684,244	65,303,204
Incremental shares from assumed conversion:
Unvested restricted stock	839,879	242,366	162,986
Operating partnership and LTIP units	—	3,481,543	3,272,504

Diluted	91,851,002	75,408,153	68,738,694
	Year Ended December 31,
	2009	2008	2007
Basic and diluted earnings per share:
Income per share — basic:
Income per share from continuing operations available to common stockholders	$0.45	$0.61	$0.81
Income per share from discontinued operations	—	—	0.02

Net income per share attributable to common stockholders	$0.45	$0.61	$0.83

Income per share — diluted:
Income per share from continuing operations available to common stockholders	$0.45	$0.61	$0.80
Income per share from discontinued operations	—	—	0.03

Net income per share attributable to common stockholders and participating securities	$0.45	$0.61	$0.83

Fair-Value of Financial Instruments	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Fair-Value of Financial Instruments
10. Fair-Value of Financial Instruments
The Company is required to disclose fair-value information about all financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate fair-value. The Company's disclosures of estimated fair-value of financial instruments at June 30, 2010 and December 31, 2009, were determined using available market information and appropriate valuation methods. Considerable judgment is necessary to interpret market data and develop estimated fair-value. The use of different market assumptions or estimation methods may have a material effect on the estimated fair-value amounts.
The carrying amounts for cash and cash equivalents, restricted cash, accounts receivable, security deposits, accounts payable, accrued expenses and other liabilities approximate fair-value due to the short-term nature of these instruments.
The Company utilizes quoted market prices to estimate the fair-value of its fixed-rate and variable-rate debt, when available. If quoted market prices are not available, the Company calculates the fair-value of its mortgage notes payable and other fixed-rate debt based on a currently available market rate assuming the loans are outstanding through maturity and considering the collateral. In determining the current market rate for fixed-rate debt, a market credit spread is added to the quoted yields on federal government treasury securities with similar terms to debt. In determining the current market rate for variable-rate debt, a market credit spread is added to the current effective interest rate. The carrying value of interest rate swaps are reflected in the consolidated financial statements at their respective fair-values (see the Assets and Liabilities Measured at Fair-Value section under Note 2). The Company relies on quotations from a third party to determine these fair-values.
At June 30, 2010 and December 31, 2009, the aggregate fair-value and the carrying value of the Company's consolidated mortgage notes payable, unsecured line of credit, secured construction loan, Notes due 2026, Notes due 2030, Notes due 2020, secured term loan, derivative instruments, and investments were as follows (in thousands):

	June 30, 2010		December 31, 2009
	Fair-Value	Carrying Value	Fair-Value	Carrying Value
Mortgage notes payable(1)	$719,722	$664,867	$671,614	$669,454
Unsecured line of credit	165,367	170,500	380,699	397,666
Notes due 2026(2)	21,968	21,396	46,150	44,685
Notes due 2030	187,200	180,000	—	—
Notes due 2020(3)	260,400	247,475	—	—
Secured term loan	—	—	233,389	250,000
Derivative instruments(4)	(6,499)	(6,499)	(12,432)	(12,432)
Investments(5)	—	—	898	898

(1)	Carrying value includes $6.0 million and $7.0 million of debt premium as of June 30, 2010 and December 31, 2009, respectively.

(2)	Carrying value includes $504,000 and $1.5 million of debt discount as of June 30, 2010 and December 31, 2009, respectively.

(3)	Carrying value includes $2.5 million of debt discount as of June 30, 2010.

(4)
The Company's derivative instruments are reflected in other assets and derivative instruments (liability account) on the accompanying consolidated balance sheets based on their respective balances (see Note 8).

(5)	The Company's investments are included in other assets on the accompanying consolidated balance sheets (see Investments section in Note 2).

7. Fair-Value of Financial Instruments
     The Company is required to disclose fair-value information about all financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate fair-value. The Company's disclosures of estimated fair-value of financial instruments at December 31, 2009 and 2008, were determined using available market information and appropriate valuation methods. Considerable judgment is necessary to interpret market data and develop estimated fair-value. The use of different market assumptions or estimation methods may have a material effect on the estimated fair-value amounts.
     The carrying amounts for cash and cash equivalents, restricted cash, accounts receivable, security deposits, accounts payable, accrued expenses and other liabilities approximate fair-value due to the short-term nature of these instruments.
     The Company utilizes quoted market prices to estimate the fair-value of its fixed-rate and variable-rate debt, when available. If quoted market prices are not available, the Company calculates the fair-value of its mortgage notes payable and other fixed-rate debt based on a currently available market rate assuming the loans are outstanding through maturity and considering the collateral. In determining the current market rate for fixed-rate debt, a market credit spread is added to the quoted yields on federal government treasury securities with similar terms to debt. In determining the current market rate for variable-rate debt, a market credit spread is added to the current effective interest rate. The carrying value of interest rate swaps, as well as the underlying hedged liability, if applicable, are reflected at their fair-value (see the Assets and Liabilities Measured at Fair-Value section under Note 2). The Company relies on quotations from a third party to determine these fair-values.
     At December 31, 2009 and 2008, the aggregate fair-value and the carrying value of the Company's consolidated mortgage notes payable, unsecured line of credit, secured construction loan, Notes, secured term loan, derivative instruments, and investments were as follows (in thousands):

	December 31,
	2009		2008
	Fair-value	Carrying Value	Fair-value	Carrying Value
Mortgage notes payable(1)	$671,614	$669,454	$373,572	$353,161
Unsecured line of credit	380,699	397,666	104,507	108,767
Secured construction loan	—	—	500,162	507,128
Exchangeable senior notes due 2026(2)	46,150	44,685	60,278	122,043
Secured term loan	233,389	250,000	240,667	250,000
Derivative instruments(3)	(12,551)	(12,551)	(126,091)	(126,091)
Investments(4)	898	898	—	—

(1)	Carrying value includes $7.0 million and $8.8 million of unamortized debt premium as of December 31, 2009 and 2008, respectively.

(2)	Carrying value includes $1.5 million and $6.2 million of unamortized debt discount as of December 31, 2009 and 2008, respectively.

(3)	The Company's derivative instruments are reflected in other assets and derivative instruments (liability account) on the accompanying consolidated balance sheets based on their respective balances (see Note 11).

(4)	The Company's investments are included in other assets on the accompanying balance sheets (see Investments section in Note 2).

Incentive Award Plan	12 Months Ended
Dec. 31, 2009
Incentive Award Plan
8. Incentive Award Plan
     The Company has adopted the 2009 Amendment and Restatement of the BioMed Realty Trust, Inc. and BioMed Realty, L.P. 2004 Incentive Award Plan (the "Plan"). The Plan provides for grants to directors, employees and consultants of the Company and the Operating Partnership (and their respective subsidiaries) of stock options, restricted stock, LTIP units, stock appreciation rights, dividend equivalents, and other incentive awards. The Company has reserved 5,340,000 shares of common stock for issuance pursuant to the Plan, subject to adjustments as set forth in the Plan. As of December 31, 2009, 3,054,739 shares of common stock or awards convertible into or exchangeable for common stock remained available for future issuance under the Plan. Each LTIP unit issued will count as one share of common stock for purposes of calculating the limit on shares that may be issued. Compensation cost for these incentive awards is measured based on the fair-value of the award on the grant date (fair-value is calculated based on the closing price of the Company's common stock on the date of grant) and is recognized as expense over the respective vesting period, which for restricted stock awards and LTIP units is generally two to five years. Fully vested incentive awards may be settled for either cash or stock depending on the Company's election and the type of award granted. Participants are entitled to cash dividends and may vote such awarded shares, but the sale or transfer of such shares is limited during the restricted or vesting period. Since inception, the Company has only awarded restricted stock grants and LTIP units. The restricted stock grants may only be settled for stock whereas the LTIP units may be redeemed for either cash or common stock, at the Company's election.
     LTIP units represent a profits interest in the Operating Partnership for services rendered or to be rendered by the LTIP unitholder in its capacity as a partner, or in anticipation of becoming a partner, in the Operating Partnership. Initially, LTIP units do not have full parity with common units of the Operating Partnership with respect to liquidating distributions, although LTIP unitholders receive the same quarterly per unit distributions as common units and may vote the LTIP units from the date of issuance. The LTIP units are subject to vesting requirements, which lapse over a specified period of time (normally three to five years from the date of issuance). In addition, the LTIP units are generally subject to a two-year lock-up period during which time the LTIP units may not be redeemed or sold by the LTIP unitholder. Upon the occurrence of specified events, LTIP units may over time achieve full parity with common units of the Operating Partnership for all purposes. Upon achieving full parity, and after the expiration of any vesting and lock-up periods, LTIP units may be redeemed for an equal number of the Company's common stock or cash, at the Company's election.
     During the years ended December 31, 2009, 2008, and 2007, the Company granted 603,900, 574,495, and 458,015 shares of unvested restricted stock and LTIP units with aggregate values of  $7.5 million,  $7.6 million, and  $12.9 million under the Plan, respectively. For the years ended December 31, 2009, 2008, and 2007, a total of 189,658 (3,435 shares of common stock, were surrendered to the Company and subsequently retired in lieu of cash payments for taxes due on the vesting of restricted stock), 312,828, and 209,818 shares of restricted stock and LTIP units vested, with fair-values of  $2.0 million,  $6.3 million, and  $6.0 million, respectively. For the years ended December 31, 2009, 2008, and 2007,  $5.6 million,  $6.1 million, and  $6.2 million, respectively, of stock-based compensation expense was recognized in general and administrative expenses and rental operations expense. On December 31, 2008, the Company accelerated the vesting of 73,725 LTIP units for one employee (included in the table below), resulting in a revaluation based on the fair-value of the LTIP units on that date, and the recognition of compensation expense of approximately  $583,000 in 2008. As of December 31, 2009, total compensation expense related to unvested awards of  $13.3 million will be recognized in the future over a weighted-average period of 3.0 years.
A summary of the Company's unvested restricted stock and LTIP units is presented below:

		Weighted
	Unvested Restricted	Average Grant-
	Shares/LTIP Units	Date Fair-Value
Balance at December 31, 2006	424,380	$23.79
Granted	458,015	28.14
Vested	(209,818)	20.37
Forfeited	(8,259)	28.17

Balance at December 31, 2007	664,318	27.81
Granted	574,495	11.87
Vested	(312,828)	25.13
Forfeited	(25,144)	25.40

Balance at December 31, 2008	900,841	18.92
Granted	603,900	12.38
Vested	(189,658)	27.02
Forfeited	(19,325)	13.52

Balance at December 31, 2009	1,295,758	$14.77

Investment in Unconsolidated Partnerships	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Investment in Unconsolidated Partnerships
7. Investment in Unconsolidated Partnerships
     The accompanying consolidated financial statements include investments in two limited liability companies with Prudential Real Estate Investors ("PREI"), which were formed in the second quarter of 2007, and in 10165 McKellar Court, L.P. ("McKellar Court"), a limited partnership with Quidel Corporation, the tenant which occupies the McKellar Court property. One of the PREI limited liability companies, PREI II LLC, is a VIE; however, the Company is not the primary beneficiary as PREI has the obligation to absorb the majority of the losses and the right to receive the majority of the benefits that could potentially be significant to the VIE and has the power to direct matters that most significantly impact the VIE's economic performance. The other PREI limited liability company, PREI I LLC, does not qualify as a VIE. In addition, consolidation is not required as the Company does not control the limited liability companies. The McKellar Court partnership is a VIE; however, the Company is not the primary beneficiary as the limited partner has the obligation to absorb the majority of the losses and the right to receive the majority of the benefits that could potentially be significant to the VIE and has the power to direct matters that most significantly impact the VIE's economic performance. As it does not control the limited liability companies or the partnership, the Company accounts for them under the equity method of accounting. Significant accounting policies used by the unconsolidated partnerships that own these properties are similar to those used by the Company. General information on the PREI limited liability companies and the McKellar Court partnership (each referred to in this footnote individually as a "partnership" and collectively as the "partnerships") as of June 30, 2010 was as follows:
		Company's	Company's
		Ownership	Economic
Name	Partner	Interest	Interest		Date Acquired
PREI I LLC(1).	PREI	20%	20%		April 4, 2007
PREI II LLC(2)	PREI	20%	20%		April 4, 2007
McKellar Court(3)	Quidel Corporation	22%	22	%(4)	September 30, 2004

(1)	In April 2007, PREI I LLC acquired a portfolio of properties in Cambridge, Massachusetts comprised of a stabilized laboratory/office building totaling 184,445 square feet located at 320 Bent Street, a partially leased laboratory/office building totaling 420,000 square feet located at 301 Binney Street, a 37-unit apartment building, an operating garage facility on Rogers Street with 503 spaces, an operating below grade garage facility at Kendall Square with approximately 1,400 spaces, and a building at 650 East Kendall Street that can support up to 280,000 rentable square feet of laboratory and office space. The 650 East Kendall Street site also includes a below grade parking facility.

Each of the PREI operating agreements includes a put/call option whereby either member can cause the limited liability company to sell certain properties in which it holds leasehold interests to the Company at any time after the fifth anniversary and before the seventh anniversary of the acquisition date. However, the put/call option may be terminated prior to exercise under certain circumstances. The put/call option purchase price is based on a predetermined return on capital invested by PREI. If the put/call option is exercised, the Company believes that it would have adequate resources to fund the purchase price and the Company also has the option to fund a portion of the purchase price through the issuance of the Company's common stock.

The PREI limited liability companies jointly entered into a secured acquisition and interim loan facility with KeyBank and utilized approximately $427.0 million of that facility to fund a portion of the purchase price for the properties acquired in April 2007. The remaining funds available were utilized to fund construction costs at certain properties under development. Pursuant to the loan facility, the Company executed guaranty agreements in which it guaranteed the full completion of the construction and any tenant improvements at the 301 Binney Street property if PREI I LLC was unable or unwilling to complete the project. On February 11, 2009, the PREI joint ventures jointly refinanced the outstanding balance of the secured acquisition and interim loan facility, or approximately $364.1 million, with the proceeds of a new loan totaling $203.3 million and members' capital contributions funding the balance due. The new loan bears interest at a rate equal to, at the option of the PREI joint ventures, either (1) reserve adjusted LIBOR plus 350 basis points or (2) the higher of (a) the prime rate then in effect, (b) the federal funds rate then in effect plus 50 basis points or (c) one-month LIBOR plus 450 basis points, and requires interest only monthly payments until the maturity date, February 10, 2011. In addition, the PREI joint ventures may extend the maturity date of the secured acquisition and interim loan facility to February 10, 2012 after satisfying certain conditions and paying an extension fee based on the then current facility commitment. At maturity, the PREI joint ventures may refinance the loan, depending on market conditions and the availability of credit, or they may execute the extension option. On March 11, 2009, the PREI joint ventures jointly entered into an interest rate cap agreement, which is intended to have the effect of hedging variability in future interest payments on the $203.3 million secured acquisition and interim loan facility above a strike rate of 2.5% (excluding the applicable credit spread) through February 10, 2011. At June 30, 2010, there were $203.3 million in outstanding borrowings on the secured acquisition and interim loan facility, with a contractual interest rate of 3.9% (including the applicable credit spread).

(2)	As part of a larger transaction which included the acquisition by PREI I LLC referred to above, PREI II LLC acquired a portfolio of properties in April 2007. It disposed of its acquired properties in 2007 at no material gain or loss. The total sale price included approximately $4.0 million contingently payable in June 2012 pursuant to a put/call option, exercisable on the earlier of the extinguishment or expiration of development restrictions placed on a portion of the development rights included in the disposition. The Company's remaining investment in PREI II LLC (maximum exposure to losses) was approximately $811,000 at June 30, 2010.

(3)	The McKellar Court partnership holds a property comprised of a two-story laboratory/office building totaling 72,863 rentable square feet located in San Diego, California. The Company's investment in the McKellar Court partnership (maximum exposure to losses) was approximately $12.6 million at June 30, 2010. In December 2009, the Operating Partnership provided funding in the form of a promissory note to the McKellar Court partnership in the amount of $10.3 million, which matures at the earlier of (a) January 1, 2020, or (b) the day that the limited partner exercises an option to purchase the Operating Partnership's ownership interest. Loan proceeds were utilized to repay a mortgage with a third party. Interest-only payments on the promissory note are due monthly at a fixed rate of 8.15% (the rate may adjust higher after January 1, 2015), with the principal balance outstanding due at maturity.

(4)

The Company's economic interest in the McKellar Court partnership entitles it to 75% of the extraordinary cash flows after repayment of the partners' capital contributions and 22% of the operating cash flows.

       The Company acts as the operating member or partner, as applicable, and day-to-day manager for the partnerships. The Company is entitled to receive fees for providing construction and development services (as applicable) and management services to the PREI joint ventures. The Company earned approximately  $919,000 in fees for the six months ended June 30, 2010 and approximately  $1.4 million in fees for the six months ended June 30, 2009 for services provided to the PREI joint ventures, which are reflected in tenant recoveries and other income in the consolidated statements of income.
     The condensed combined balance sheets for all of the Company's unconsolidated partnerships were as follows (in thousands):

	June 30,	December 31,
	2010	2009
Assets:
Investments in real estate, net	$626,310	$613,306
Cash and cash equivalents (including restricted cash)	4,508	6,758
Intangible assets, net	10,459	13,498
Other assets	27,261	18,374

Total assets	$668,538	$651,936

Liabilities and equity:
Debt	$410,723	$405,606
Other liabilities	14,003	15,195
Members' equity	243,812	231,135

Total liabilities and equity	$668,538	$651,936

Company's net investment in unconsolidated partnerships	$59,459	$56,909

     On February 13, 2008, a wholly owned subsidiary of the Company's joint venture with PREI I LLC entered into a secured construction loan facility with certain lenders to provide borrowings of up to approximately  $245.0 million, with a maturity date of August 13, 2010, in connection with the construction of 650 East Kendall Street, a life sciences building located in Cambridge, Massachusetts. The secured construction loan has two six-month extension options, each of which may be exercised after satisfying certain conditions and paying an extension fee. Subsequent to June 30, 2010, PREI I LLC extended the construction loan maturity to February 13, 2011 and believes it can extend the maturity to August 13, 2011 as necessary. In addition, in accordance with the loan agreement, Prudential Insurance Corporation of America has guaranteed repayment of the construction loan. At maturity, the wholly owned subsidiary may refinance the loan, depending on market conditions and the availability of credit, or it may execute the remaining extension option, which could extend the maturity date to August 13, 2011. Proceeds from the secured construction loan were used in part to repay a portion of the secured acquisition and interim loan facility held by the PREI joint ventures and are being used to fund the balance of the cost to complete construction of the project. In February 2008, the subsidiary entered into an interest rate swap agreement, which is intended to have the effect of initially fixing the interest rate on up to  $163.0 million of the secured construction loan facility at a weighted average rate of 4.4% through August 2010. The swap agreement had an original notional amount of  $84.0 million based on the initial borrowing on the secured construction loan facility, which will increase on a monthly basis at predetermined amounts as additional borrowings are made. At June 30, 2010, there were  $197.2 million in outstanding borrowings on the secured construction loan facility, with a contractual interest rate of 1.9%.
     The condensed combined statements of income for the unconsolidated partnerships were as follows (in thousands):

	Six Months Ended
	June 30,
	2010	2009
Total revenues	$17,014	$15,328
Rental operations expense	6,658	4,876
Real estate taxes, insurance and ground rent	3,172	4,242
Depreciation and amortization	6,765	6,608
Interest expense, net of interest income	5,014	4,613

Total expenses	21,609	20,339

Net loss	$(4,595)	$(5,011)

Company's equity in net loss of unconsolidated partnerships	$(377)	$(766)

9. Investment in Unconsolidated Partnerships
     The accompanying consolidated financial statements include investments in two limited liability companies with Prudential Real Estate Investors ("PREI"), which were formed in the second quarter of 2007, and in 10165 McKellar Court, L.P. ("McKellar Court"), a limited partnership with Quidel Corporation, the tenant which occupies the McKellar Court property. One of the PREI limited liability companies, PREI II LLC, is a VIE; however, the Company is not the primary beneficiary. PREI will bear the majority of any losses. The other PREI limited liability company, PREI I LLC, does not qualify as a VIE. In addition, consolidation is not required as the Company does not control the limited liability companies. The McKellar Court partnership is a VIE; however, the Company is not the primary beneficiary. The limited partner at McKellar Court is the only tenant in the property and will bear the majority of any losses. As it does not control the limited liability companies or the partnership, the Company accounts for them under the equity method of accounting. Significant accounting policies used by the unconsolidated partnerships that own these properties are similar to those used by the Company. General information on the PREI limited liability companies and the McKellar Court partnership (each referred to in this footnote individually as a "partnership" and collectively as the "partnerships") as of December 31, 2009 was as follows:

		Company's	Company's
		Ownership	Economic
Name	Partner	Interest	Interest		Date Acquired
PREI I(1)	PREI	20%	20%		April 4, 2007
PREI II(2)	PREI	20%	20%		April 4, 2007
McKellar Court(3)	Quidel Corporation	22%	22	%(4)	September 30, 2004

(1)	In April 2007, PREI I LLC acquired a portfolio of properties in Cambridge, Massachusetts comprised of a stabilized laboratory/building totaling 184,445 square feet located at 320 Bent Street, a partially leased laboratory/office building totaling 420,000 square feet at 301 Binney Street, a 37-unit apartment building, an operating garage facility on Rogers Street with 503 spaces, an operating below grade garage facility at Kendall Square with approximately 1,400 spaces, and a building currently under construction at 650 East Kendall Street that the Company believes can support up to 280,000 rentable square feet of laboratory and office space. The 650 East Kendall Street site will also include a below grade parking facility.

Each of the PREI operating agreements includes a put/call option whereby either member can cause the limited liability company to sell certain properties in which it holds leasehold interests to the Company at any time after the fifth anniversary and before the seventh anniversary of the acquisition date. However, the put/call option may be terminated prior to exercise under certain circumstances. The put/call option purchase price is based on a predetermined return on capital invested by PREI. If the put/call option is exercised, the Company believes that it would have adequate resources to fund the purchase price.

The PREI limited liability companies jointly entered into a secured acquisition and interim loan facility with KeyBank and utilized approximately $427.0 million of that facility to fund a portion of the purchase price for the properties acquired in April 2007. The remaining funds available were utilized to fund construction costs at certain properties under development. Pursuant to the loan facility, the Company executed guaranty agreements in which it guaranteed the full completion of the construction and any tenant improvements at the 301 Binney Street property if PREI I LLC were unable or unwilling to complete the project. On February 11, 2009, the PREI joint ventures jointly refinanced the outstanding balance of the secured acquisition and interim loan facility, or approximately $364.1 million, with the proceeds of a new loan totaling $203.3 million and members' capital contributions funding the balance due. The new loan bears interest at a rate equal to, at the option of the PREI joint ventures, either (1) reserve adjusted LIBOR plus 350 basis points or (2) the higher of (a) the prime rate then in effect, (b) the federal funds rate then in effect plus 50 basis points or (c) one-month LIBOR plus 450 basis points, and requires interest only monthly payments until the maturity date, February 10, 2011. In addition, the PREI joint ventures may extend the maturity date of the secured acquisition and interim loan facility to February 10, 2012 after satisfying certain conditions and paying an extension fee based on the then current facility commitment. At maturity, the PREI joint ventures may refinance the loan, depending on market conditions and the availability of credit, or they may execute the extension option. On March 11, 2009, the PREI joint ventures jointly entered into an interest rate cap agreement, which is intended to have the effect of hedging variability in future interest payments on the $203.3 million secured acquisition and interim loan facility above a strike rate of 2.5% (excluding the applicable credit spread) through February 10, 2011. At December 31, 2009, there were $203.3 million in outstanding borrowings on the secured acquisition and interim loan facility, with a contractual interest rate of 3.7% (including the applicable credit spread).

(2)	As part of a larger transaction which included the acquisition by PREI I LLC referred to above, PREI II LLC acquired a portfolio of properties in April 2007. It disposed of its acquired properties in 2007 at no material gain or loss. The total sale price included approximately $4.0 million contingently payable in June 2012 pursuant to a put/call option, exercisable on the earlier of the extinguishment or expiration of development restrictions placed on a portion of the development rights included in the disposition. The Company's remaining investment in PREI II LLC (maximum exposure to losses) was approximately $811,000 at December 31, 2009.

(3)	The McKellar Court partnership holds a property comprised of a two-story laboratory/office building totaling 72,863 rentable square feet located in San Diego, California. The Company's investment in the McKellar Court partnership (maximum exposure to losses) was approximately $12.7 million at December 31, 2009. In December 2009, the Operating Partnership provided funding in the form of a promissory note to the McKellar Court partnership in the amount of $10.3 million, which matures at the earlier of (a) January 1, 2020, or (b) the day that the limited partner exercises an option to purchase the Operating Partnership's ownership interest. Loan proceeds were utilized to repay a mortgage with a third party. Interest-only payments on the promissory note are due monthly at a fixed rate of 8.15% (the rate may adjust higher after January 1, 2015), with the principal balance outstanding due at maturity.

(4)	The Company's economic interest in the McKellar Court partnership entitles it to 75% of the extraordinary cash flows after repayment of the partners' capital contributions and 22% of the operating cash flows.
     The Company acts as the operating member or partner, as applicable, and day-to-day manager for the partnerships. The Company is entitled to receive fees for providing construction and development services (as applicable) and management services to the PREI joint ventures. The Company earned approximately  $2.7 million,  $2.5 million, and  $889,000 in fees for the years ended December 31, 2009, 2008, and 2007 for services provided to the PREI joint ventures, which are reflected in tenant recoveries and other income in the consolidated statements of income.

    The condensed combined balance sheets for the Company's unconsolidated partnerships were as follows (in thousands):

	December 31,
	2009	2008
Assets:
Investments in real estate, net	$613,306	$592,169
Cash and cash equivalents (including restricted cash)	6,758	6,757
Intangible assets, net	13,498	15,126
Other assets	18,374	16,373

Total assets	$651,936	$630,425

Liabilities and members' equity:
Mortgage notes payable and secured construction loan	$405,606	$517,938
Other liabilities	15,195	24,844
Members' equity	231,135	87,643

Total liabilities and equity	$651,936	$630,425

Company's net investment in unconsolidated partnerships	$56,909	$18,173

    On February 13, 2008, a wholly owned subsidiary of the Company's joint venture with PREI I LLC entered into a secured construction loan facility with certain lenders to provide borrowings of up to approximately  $245.0 million, with a maturity date of August 13, 2010, in connection with the construction of 650 East Kendall Street, a life sciences building located in Cambridge, Massachusetts. The secured construction loan has two six-month extension options, each of which may be exercised after satisfying certain conditions and paying an extension fee. At maturity, the wholly owned subsidiary may refinance the loan, depending on market conditions and the availability of credit, or it may execute one or both of the two extension options, which could extend the maturity date to August 8, 2011. Proceeds from the secured construction loan were used in part to repay a portion of the secured acquisition and interim loan facility held by the PREI joint ventures and are being used to fund the balance of the cost to complete construction of the project. In February 2008, the subsidiary entered into an interest rate swap agreement, which is intended to have the effect of initially fixing the interest rate on up to  $163.0 million of the secured construction loan facility at a weighted average rate of 4.4% through August 2010. The swap agreement had an original notional amount of  $84.0 million based on the initial borrowing on the secured construction loan facility, which will increase on a monthly basis at predetermined amounts as additional borrowings are made. At December 31, 2009, there were  $192.1 million in outstanding borrowings on the secured construction loan facility, with a contractual interest rate of 1.7%.
     During 2009, the Company provided approximately  $32.5 million in additional funding to the PREI joint ventures pursuant to capital calls, primarily related to the refinancing of the secured acquisition and interim loan facility.
     The condensed combined statements of operations for the unconsolidated partnerships were as follows (in thousands):

	Year Ended December 31,
	2009	2008	2007
Total revenues	$30,515	$30,598	$18,945

Rental operations expenses and real estate taxes	21,266	15,531	8,854
Depreciation and amortization	13,217	10,483	5,674
Interest expense, net of interest income	9,645	10,759	8,946

Total expenses	44,128	36,773	23,474

Net loss	$(13,613)	$(6,175)	$(4,529)

Company's equity in net loss of unconsolidated partnerships	$(2,390)	$(1,200)	$(893)

Property Acquisitions	6 Months Ended
Jun. 30, 2010
Property Acquisitions
9. Property Acquisitions
The Company acquired the following properties during the six months ended June 30, 2010. The table below reflects the purchase price allocation for the acquisitions as of June 30, 2010 (in thousands):

	Acquisition	Investments	In-Place	Management	Below	Total Cash
Property	Date	in Real Estate(1)	Lease	Agreement	Market Lease	Consideration
55/65 West Watkins Mill Road	February 23, 2010	$12,463	$1,677	$370	$(125)	$14,385
Gazelle Court(2)	March 30, 2010	11,623	—	—	—	11,623
Medical Center Drive	May 3, 2010	53,181	—	—	(181)	53,000
50 West Watkins Mill Road	May 7, 2010	13,061	1,176	—	(37)	14,200

Total		$90,328	$2,853	$370	$(343)	$93,208

Intangible amortization life (in months)			48	55	23

(1)
Prior to January 1, 2009, the Company capitalized transaction costs related to property acquisitions as an addition to the investment in real estate. However, in accordance with revisions to the accounting guidance effective on January 1, 2009, the Company has recorded the costs incurred related to the acquisitions noted above as a charge to earnings in the period in which they were incurred.

(2)
On March 30, 2010, the Company acquired a land parcel for the purchase price of  $10.1 million (in addition to reimbursing the selling party for pre-construction costs incurred through the date of sale on the project). Concurrent with the purchase, the Company executed a lease with an existing tenant for a laboratory/office building totaling 176,000 square feet to be constructed on the site by the Company. The lease will commence after the Company substantially completes construction of the building. It is estimated that the building will be completed in January 2012. As the Company determined that the purchase constituted an asset acquisition rather than the acquisition of a business, transaction costs associated with the transaction were capitalized as an increase to the investment in real estate.

On July 15, 2010, the Company acquired a property located at 4775 and 4785 Executive Drive in San Diego, California for approximately  $27.2 million, including a laboratory/office building currently under construction totaling approximately 57,000 square feet and an undeveloped land parcel with permits in place for a second building totaling approximately 102,000 square feet.
On July 20, 2010, the Company acquired a property located at 3500 Paramount Parkway in Morrisville, North Carolina for approximately  $17.5 million, comprising a fully-leased laboratory/office building totaling approximately 61,600 square feet.

Discontinued Operations	12 Months Ended
Dec. 31, 2009
Discontinued Operations
10. Discontinued Operations
     During the year ended December 31, 2007, the Company sold the following property (in thousands):

		Original
Property	Date of Sale	Acquisition Date	Sales Price	Gain on Sale
Colorow Drive	May 30, 2007	December 22, 2005	$20,000	$1,087
     The results of operations of the above property are reported as discontinued operations for all periods presented in the accompanying consolidated financial statements. The following is a summary of the revenue and expense components that comprise income from discontinued operations (in thousands):

	Years Ended December 31,
	2009	2008	2007
Total revenues	$—	$—	$1,111
Total expenses	—	—	472

Income from discontinued operations before gain on sale	—	—	639
Gain on sale of real estate assets	—	—	1,087

Income from discontinued operations	$—	$—	$1,726

Derivatives and Other Financial Instruments	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
Derivatives and Other Financial Instruments
8. Derivatives and Other Financial Instruments
As of June 30, 2010, the Company had two interest rate swaps with an aggregate notional amount of  $150.0 million under which at each monthly settlement date the Company either (1) receives the difference between a fixed interest rate (the "Strike Rate") and one-month LIBOR if the Strike Rate is less than LIBOR or (2) pays such difference if the Strike Rate is greater than LIBOR. The interest rate swaps hedge the Company's exposure to the variability on expected cash flows attributable to changes in interest rates on the first interest payments, due on the date that is on or closest after each swap's settlement date, associated with the amount of LIBOR-based debt equal to each swap's notional amount. These interest rate swaps, with a notional amount of  $150.0 million (interest rate of 5.8%, including the applicable credit spread), are currently intended to hedge interest payments associated with the Company's unsecured line of credit. An additional interest rate swap with a notional amount of  $250.0 million, initially intended to hedge interest payments related to the Company's secured term loan, expired during the three months ended June 30, 2010. No initial investment was made to enter into the interest rate swap agreements.
As of June 30, 2010, the Company had deferred interest costs of approximately  $59.7 million in other comprehensive income related to forward starting swaps, which were settled with the corresponding counterparties in March and April 2009. The forward starting swaps were entered into to mitigate the Company's exposure to the variability in expected future cash flows attributable to changes in future interest rates associated with a forecasted issuance of fixed-rate debt, with interest payments for a minimum of ten years. In June 2009 the Company closed on  $368.0 million in fixed-rate mortgage loans secured by its 9865 Towne Centre Drive and Center for Life Science | Boston properties (see Note 4). The remaining deferred interest costs of  $59.7 million will be amortized as additional interest expense over a remaining period of approximately nine years.
The following is a summary of the terms of the interest rate swaps and a stock purchase warrant held by the Company and their fair-values, which are included in other assets (asset account) and derivative instruments (liability account) based on their respective balances on the accompanying consolidated balance sheets (in thousands):

	Current				Fair-Value(1)
	Notional				June 30,	December 31,
	Amount	Strike Rate	Effective Date	Expiration Date	2010	2009
	$115,000	4.673%	October 1, 2007	August 1, 2011	$(5,074)	$(6,530)
	35,000	4.700%	October 10, 2007	August 1, 2011	(1,557)	(2,004)

Interest rate swaps	150,000				(6,631)	(8,534)
Interest rate swap(2)	—				—	(4,017)
Other(3)	—				132	119

Total derivative instruments	$150,000				$(6,499)	$(12,432)

(1)	Fair-value of derivative instruments does not include any related accrued interest payable, which is included in accrued expenses on the accompanying consolidated balance sheets.

(2)	The interest rate swap, with notional amount of $250.0 million, expired during the three months ended June 30, 2010.

(3)
A stock purchase warrant was received in connection with an early lease termination in September 2009 and was recorded as a derivative instrument with an initial fair-value of approximately  $199,000 in other assets in the accompanying consolidated balance sheets.

For derivatives designated as cash flow hedges, the effective portion of changes in the fair-value of the derivative is initially reported in accumulated other comprehensive income (outside of earnings) and subsequently reclassified to earnings in the period in which the hedged transaction affects earnings. During the three and six months ended June 30, 2010, such derivatives were used to hedge the variable cash flows associated with the Company's unsecured line of credit and secured term loan. During the three and six months ended June 30, 2009, such derivatives were used to hedge the variable cash flows associated with the Company's unsecured line of credit, secured term loan, secured construction loan, and the forecasted issuance of fixed-rate debt. The ineffective portion of the change in fair-value of the derivatives is recognized directly in earnings.
Due to the Company's voluntary early prepayment of the remaining balance outstanding on the secured term loan (see Note 5) and additional repayment of a portion of the outstanding indebtedness on the unsecured line of credit, the Company's variable-rate indebtedness fell below the combined notional value of the outstanding interest rate swaps, causing the Company to be temporarily overhedged. As a result, the Company reperformed tests to assess the effectiveness of the Company's interest rate swaps. The tests indicated that the  $250.0 million interest rate swap was no longer highly effective, resulting in the prospective discontinuance of hedge accounting. From the date that hedge accounting was discontinued, changes in the fair-value associated with this interest rate swap were recorded directly to earnings, resulting in the recognition of a gain of approximately  $1.1 million for the three months ended June 30, 2010, which is included as a component of loss on derivative instruments. In addition, the Company recorded a charge to earnings of approximately  $1.1 million associated with this interest rate swap, relating to interest payments to the swap counterparty and hedge ineffectiveness, which is also included as a component of loss on derivative instruments.
Although the remaining interest rate swaps with an aggregate notional amount of  $150.0 million passed the assessment tests and continued to qualify for hedge accounting, the Company accelerated the reclassification of amounts deferred in accumulated other comprehensive loss to earnings related to the hedged forecasted transactions that became probable of not occurring during the period in which the Company was overhedged. This resulted in a charge to earnings of approximately  $980,000, partially offset by a gain of approximately  $647,000 primarily attributable to the elimination of the Company's overhedged status with respect to the interest rate swaps, upon the expiration of the  $250.0 million interest rate swap on June 1, 2010.
During the three and six months ended June 30, 2010, the Company recorded total losses on derivative instruments of  $497,000 and  $347,000, respectively, primarily related to the discontinuance of hedge accounting for the Company's former  $250.0 million interest rate swap (see above), hedge ineffectiveness on cash flow hedges due to mismatches in maturity dates and interest rate reset dates between the interest rate swaps and corresponding debt and changes in the fair-value of other derivative instruments. During the three and six months ended June 30, 2009, the Company recorded a gain on derivative instruments of  $360,000 and  $303,000, respectively, as a result of hedge ineffectiveness on cash flow hedges due to mismatches in the maturity date and the interest rate reset dates between the interest rate swaps and the corresponding debt, and changes in the fair-value of derivatives no longer considered highly effective.
Amounts reported in accumulated other comprehensive income related to derivatives will be reclassified to interest expense as interest payments are made on the Company's variable-rate debt. During the next twelve months, the Company estimates that an additional  $13.3 million will be reclassified from other accumulated comprehensive income as an increase to interest expense. In addition, approximately  $293,000 and  $582,000 for the three and six months ended June 30, 2010, respectively, and approximately  $754,000 and  $1.7 million for the three and six months ended June 30, 2009, respectively, of settlement payments on interest rate swaps have been deferred in accumulated other comprehensive loss and will be amortized over the useful lives of the related development or redevelopment projects.
The following is a summary of the amount of gain recognized in accumulated other comprehensive income related to the derivative instruments for the three and six months ended June 30, 2010 and 2009 (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Amount of gain recognized in other comprehensive income (effective portion):
Cash flow hedges
Interest rate swaps	$2,897	$3,368	$5,825	$5,355
Forward starting swaps	—	5,303	—	11,782

Total cash flow hedges	2,897	8,671	5,825	17,137
Ineffective interest rate swaps(1)	—	—	—	4,321

Total interest rate swaps	$2,897	$8,671	$5,825	$21,458

(1)
For the six months ended June 30, 2009, the amount represents the reclassification of unrealized losses from accumulated other comprehensive income to earnings relating to a previously effective forward starting swap as a result of the reduction in the notional amount of forecasted debt.

The following is a summary of the amount of loss reclassified from accumulated other comprehensive income to interest expense related to the derivative instruments for the three and six months ended June 30, 2010 and 2009 (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Amount of loss reclassified from other comprehensive income to income (effective portion):
Cash flow hedges
Interest rate swaps(1)	$(2,847)	$(4,019)	$(6,971)	$(7,924)
Forward starting swaps(2)	(1,781)	—	(3,567)	—

Total interest rate swaps	$(4,628)	$(4,019)	$(10,538)	$(7,924)

(1)
Amount represents payments made to swap counterparties for the effective portion of interest rate swaps that were recognized as an increase to interest expense for the periods presented (the amount was recorded as an increase and corresponding decrease to accumulated other comprehensive loss in the same accounting period).

(2)	Amount represents reclassifications of deferred interest costs from accumulated other comprehensive loss to interest expense related to the Company's previously settled forward starting swaps.
The following is a summary of the amount of gain/(loss) recognized in income as a loss on derivative instruments related to the ineffective portion of the derivative instruments for the three and six months ended June 30, 2010 and 2009 (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Amount of gain/(loss) recognized in income (ineffective portion and amount excluded from effectiveness testing):
Cash flow hedges
Interest rate swaps	$—	$(1)	$56	$(11)
Forward starting swaps	—	(124)	—	(477)

Total cash flow hedges	—	(125)	—	(488)
Ineffective interest rate swaps	(416)	485	(416)	791

Total interest rate swaps	(416)	360	(360)	303
Other derivative instruments	(81)	—	13	—

Total (loss)/gain on derivative instruments	$(497)	$360	$(347)	$303

11. Derivative and Other Financial Instruments
     As of December 31, 2009, the Company had three interest rate swaps with an aggregate notional amount of  $400.0 million under which at each monthly settlement date the Company either (1) receives the difference between a fixed interest rate (the "Strike Rate") and one-month LIBOR if the Strike Rate is less than LIBOR or (2) pays such difference if the Strike Rate is greater than LIBOR. One interest rate swap with a notional amount of  $250.0 million hedges the Company's exposure to the variability in expected future cash flows attributable to changes in interest rates on the Company's secured term loan. Each of the remaining two interest rate swaps hedges the Company's exposure to the variability on expected cash flows attributable to changes in interest rates on the first interest payments, due on the date that is on or closest after each swap's settlement date, associated with the amount of LIBOR-based debt equal to each swap's notional amount. One of these interest rate swaps has a notional amount of  $35.0 million (interest rate of 5.8%, including the applicable credit spread) and is currently intended to hedge interest payments associated with the Company's unsecured line of credit. The remaining interest rate swap has a notional amount of  $115.0 million (interest rate of 5.8%, including the applicable credit spread) and is also currently intended to hedge interest payments associated with the Company's unsecured line of credit. No initial investment was made to enter into the interest rate swap agreements.
     As of December 31, 2009, the Company had deferred interest costs of approximately  $63.3 million in other comprehensive income related to forward starting swaps, which were settled with the corresponding counterparties in March and April 2009 for approximately  $86.5 million. The forward starting swaps were entered into to mitigate the Company's exposure to the variability in expected future cash flows attributable to changes in future interest rates associated with a forecasted issuance of fixed-rate debt, with interest payments for a minimum of ten years. In June 2009 the Company closed on  $368.0 million in fixed-rate mortgage loans secured by its 9865 Towne Centre Drive and Center for Life Science | Boston properties (see Note 4). The deferred interest costs of  $63.3 million will be amortized as additional interest expense over ten years.
     The following is a summary of the terms of the interest rate swaps and the forward starting swaps and their fair-values, which are included in derivative instruments on the accompanying consolidated balance sheets (in thousands):

	Current				Fair-Value (1)
	Notional				December 31,
	Amount	Strike Rate	Effective Date	Expiration Date	2009	2008
	$250,000	4.157%	June 1, 2005	June 1, 2010	$(4,017)	$(11,011)
	115,000	4.673%	October 1, 2007	August 1, 2011	(6,530)	(9,349)
	35,000	4.700%	October 10, 2007	August 1, 2011	(2,004)	(2,858)

Interest rate swaps	400,000				(12,551)	(23,218)
Forward starting swaps(2)	—				—	(102,873)
Other(3)	—				119	—

Total derivative instruments	$400,000				$(12,432)	$(126,091)

(1)	Fair-value of derivative instruments does not include any related accrued interest payable, which is included in accrued expenses on the accompanying consolidated balance sheets.

(2)	The forward starting swaps, with notional amounts of $450.0 million, were settled during the year ended December 31, 2009 for approximately $86.5 million.

(3)	A stock purchase warrant was received in connection with an early lease termination in September 2009 and was recorded as a derivative instrument with an initial fair-value of approximately $199,000 in other assets in the accompanying consolidated balance sheets.
     For derivatives designated as cash flow hedges, the effective portion of changes in the fair-value of the derivative is initially reported in accumulated other comprehensive income (outside of earnings) and subsequently reclassified to earnings in the period in which the hedged transaction affects earnings. During the years ended December 31, 2009 and 2008, such derivatives were used to hedge the variable cash flows associated with the Company's unsecured line of credit, secured term loan, secured construction loan, and the forecasted issuance of fixed-rate debt. The ineffective portion of the change in fair-value of the derivatives is recognized directly in earnings. During the years ended December 31, 2009 and 2008, the Company recorded a gain on derivative instruments of  $203,000 and a loss on derivative instruments of  $19.9 million, respectively, as a result of hedge ineffectiveness and changes in the fair-value of derivative instruments attributable to mismatches in the maturity date and the interest rate reset dates between the interest rate swap and corresponding debt, and changes in the fair-value of derivatives no longer considered highly effective. An immaterial amount of hedge ineffectiveness was recognized for the year ended December 31, 2007.
Amounts reported in accumulated other comprehensive income related to derivatives will be reclassified to interest expense as interest payments are made on the Company's variable-rate debt. During the next twelve months, the Company estimates that an additional  $17.3 million will be reclassified from other accumulated comprehensive income as an increase to interest expense. In addition, for the years ended December 31, 2009, and 2008, approximately  $2.6 million and  $5.1 million of settlement payments, respectively, on interest rate swaps have been deferred in accumulated other comprehensive loss and will be amortized over the useful lives of the related development or redevelopment projects.
     The following is a summary of the amount of gain/(loss) recognized in accumulated other comprehensive income related to the derivative instruments for the years ended December 31, 2009, 2008 and 2007:

		Years Ended
	December 31,
	2009	2008	2007
Amount of gain/(loss) recognized in other comprehensive income (effective portion):
Cash flow hedges
Interest rate swaps	$10,737	$(14,119)	(15,313)
Forward starting swaps	11,783	(58,911)	(9,904)

Total cash flow hedges	22,520	(73,030)	(25,217)
Ineffective interest rate swaps(1)	4,321	(11,344)	(4,962)

Total interest rate swaps	$26,841	$(84,374)	$(30,179)

(1)	For the year ended December 31, 2009, the amount represents the reclassification of unrealized losses from accumulated other comprehensive income to earnings during the three months ended March, 31, 2009 relating to a previously effective forward starting swap as a result of the reduction in the notional amount of forecasted debt.
     The following is a summary of the amount of loss reclassified from accumulated other comprehensive income to interest expense related to the derivative instruments for the years ended December 31, 2009, 2008 and 2007:

		Years Ended
	December 31,
	2009	2008	2007
Amount of loss reclassified from other comprehensive income to income (effective portion):
Cash flow hedges
Interest rate swaps(1)	$(16,248)	$(7,115)	$(3,085)
Forward starting swaps(2)	(3,588)	—	—

Total interest rate swaps	$(19,836)	$(7,115)	$(3,085)

(1)	Amount represents payments made to swap counterparties for the effective portion of interest rate swaps that were recognized as an increase to interest expense for the periods presented (the amount was recorded as an increase and corresponding decrease to accumulated other comprehensive loss in the same accounting period).

(2)	Amount represents reclassifications of deferred interest costs from accumulated other comprehensive loss to interest expense related to the Company's previously settled forward starting swaps.
The following is a summary of the amount of gain/(loss) recognized in income as a loss on derivative instruments related to the ineffective portion of the derivative instruments for the years ended December 31, 2009, 2008 and 2007:

		Years Ended
	December 31,
	2009	2008	2007
Amount of gain/(loss) recognized in income (ineffective portion and amount excluded from effectiveness testing):
Cash flow hedges
Interest rate swaps	$(31)	$(35)	$—
Forward starting swaps	(476)	(1,179)	—

Total cash flow hedges	(507)	(1,214)	—
Ineffective interest rate swaps	790	(18,734)	—

Total interest rate swaps	$283	$(19,948)	$—

Other derivative instruments	(80)	—	—

Total gain/(loss) on derivative instruments	$203	$(19,948)	$—

Commitments and Contingencies	12 Months Ended
Dec. 31, 2009
Commitments and Contingencies
12. Commitments and Contingencies
Concentration of Credit Risk
     Life science entities comprise the vast majority of the Company's tenant base. Because of the dependence on a single industry, adverse conditions affecting that industry will more adversely affect our business. Two of the Company's tenants, Human Genome Sciences, Inc. and Vertex Pharmaceuticals Incorporated, comprised 17.8% and 13.2%, or  $48.0 million and  $35.6 million, respectively, of rental revenues for the year ended December 31, 2009; 21.1% and 13.7%, or  $48.0 million and  $31.3 million, respectively, of rental revenues for the year ended December 31, 2008; and 24.4% and 14.6%, or  $48.0 million and  $28.8 million, respectively, of rental revenues for the year ended December 31, 2007. These tenants are located in the Company's Maryland, and Boston and San Diego markets, respectively. The inability of these tenants to make lease payments could materially adversely affect the Company's business.
     The Company generally does not require collateral or other security from our tenants, other than security deposits or letters of credit in select cases.
Construction and Other Related Commitments
     As of December 31, 2009, the Company had approximately  $36.5 million outstanding in construction and other related commitments related to construction, development, tenant improvements, renovation costs, leasing commissions, and general property-related capital expenditures, with approximately  $35.9 million expected to be paid in 2010, approximately  $500,000 expected to be paid in 2011 and 2012 and approximately  $93,000 in 2013.
Insurance
     The Company carries insurance coverage on its properties with policy specifications and insured limits that it believes are adequate given the relative risk of loss, cost of the coverage and standard industry practice. However, certain types of losses (such as from earthquakes and floods) may be either uninsurable or not economically insurable. Further, certain of the properties are located in areas that are subject to earthquake activity and floods. Should a property sustain damage as a result of an earthquake or flood, the Company may incur losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should an uninsured loss occur, the Company could lose some or all of its capital investment, cash flow and anticipated profits related to one or more properties.
Environmental Matters
     The Company follows a policy of monitoring its properties for the presence of hazardous or toxic substances. The Company is not aware of any environmental liability with respect to the properties that would have a material adverse effect on the Company's business, assets or results of operations. There can be no assurance that such a material environmental liability does not exist. The existence of any such material environmental liability could have an adverse effect on the Company's results of operations and cash flow. The Company carries environmental remediation insurance for its properties. This insurance, subject to certain exclusions and deductibles, covers the cost to remediate environmental damage caused by future spills or the historic presence of previously undiscovered hazardous substances, as well as third-party bodily injury and property damage claims related to the release of hazardous substances.
Repurchase Agreements
     A lease at the King of Prussia Road property contains a provision whereby the tenant, Centocor, Inc. ("Centocor"), holds a right to purchase the property (the "Purchase Option") from the Company. The Purchase Option is exercisable through the expiration of the underlying lease in March 2014 (the purchase option may also be extended for an additional ten years in the event that Centocor exercises each of two five-year lease extension options). The purchase price is a specified amount within the amended lease agreement if the purchase option is exercised prior to March 31, 2012 (with an annual increase of 3% on April 1 of each subsequent year), but may also be increased for costs incurred (with an implied return to determine estimated triple net rental rates with respect to the costs incurred) and a capitalization rate of 8% if the Company has begun construction of new buildings on the property.
     The acquisition of the Shady Grove Road ("Shady Grove") property includes a provision whereby the seller could repurchase the property from the Company under specific terms in the future. The Shady Grove Repurchase Option is a one-time option at approximately the tenth anniversary of the acquisition date, subject to a twelve-month notice provision, at a repurchase price of approximately  $300.0 million in cash. As the Repurchase Option may be executed only by the seller and would exceed the acquisition price paid by the Company, no gain would be recorded by the Company unless the Repurchase Option is exercised.
Tax Indemnification Agreements and Minimum Debt Requirements
     As a result of the contribution of properties to the Operating Partnership, the Company has indemnified the contributors of the properties against adverse tax consequences if it directly or indirectly sells, exchanges or otherwise disposes of the properties in a taxable transaction before the tenth anniversary of the completion of the Company's initial public offering (the "Offering"). The Company also has agreed to use its reasonable best efforts to maintain at least  $8.0 million of debt, some of which must be property specific, for a period of ten years following the date of the Offering to enable certain contributors to guarantee the debt in order to defer potential taxable gain they may incur if the Operating Partnership repays the existing debt.
Legal Proceedings
     Although the Company is involved in legal proceedings arising in the ordinary course of business, as of December 31, 2009, the Company is not currently a party to any legal proceedings nor, to its knowledge, is any legal proceeding threatened against it that it believes would have a material adverse effect on its financial position, results of operations or liquidity.

New Accounting Standards	6 Months Ended	12 Months Ended
	Jun. 30, 2010	Dec. 31, 2009
New Accounting Standards
11. New Accounting Standards
In June 2009, the Financial Accounting Standards Board issued new accounting guidance related to the consolidation of VIEs. The new guidance requires a company to qualitatively assess the determination of the primary beneficiary of a VIE based on whether the entity (1) has the power to direct matters that most significantly impact the activities of the VIE, and (2) has the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE. Additionally, they require an ongoing reconsideration of the primary beneficiary and provide a framework for the events that trigger a reassessment of whether an entity is a VIE. The new guidance is effective for financial statements issued for fiscal years beginning after November 15, 2009. The Company adopted this guidance on January 1, 2010, which did not have a material impact on its consolidated financial statements.

13. Newly Issued Accounting Pronouncements
     In May 2009, the Financial Accounting Standards Board (the "FASB") issued new accounting guidance on subsequent events, which sets forth principles and requirements for subsequent events, specifically (1) the period during which management should evaluate events or transactions that may occur for potential recognition and disclosure, (2) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date, and (3) the disclosures that an entity should make about events and transactions occurring after the balance sheet date. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company has adopted this guidance, which did not have a material impact on its consolidated financial statements.
In June 2009, the FASB issued new accounting guidance on accounting for transfers of financial assets, which was issued to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about (1) a transfer of its financial assets, (2) the effects of such a transfer on its financial position, financial performance, and cash flows, and (3) a reporting entity's continuing involvement, if any, in the transferred financial assets. This guidance is effective for annual reporting periods beginning after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter, with early adoption prohibited. The Company adopted this guidance on January 1, 2010, which did not have a material impact on its consolidated financial statements.
     In June 2009, the FASB issued new accounting guidance related to the consolidation of VIEs. The new guidance require a company to qualitatively assess the determination of the primary beneficiary of a VIE based on whether the entity (1) has the power to direct matters that most significantly impact the activities of the VIE, and (2) has the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE. Additionally, they require an ongoing reconsideration of the primary beneficiary and provide a framework for the events that trigger a reassessment of whether an entity is a VIE. The new guidance will be effective for financial statements issued for fiscal years beginning after November 15, 2009. The Company adopted this guidance on January 1, 2010, which did not have a material impact on its consolidated financial statements.
     In June 2009, the FASB issued an accounting standards codification (the "Codification"), which has become the source of authoritative U.S. GAAP recognized by the FASB to be applied to nongovernmental entities. The Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. On its effective date, the Codification superseded all then-existing non-SEC accounting and reporting standards. The Company has adopted the Codification, which did not have a material impact on its consolidated financial statements.

Quarterly Financial Information (unaudited)	12 Months Ended
Dec. 31, 2009
Quarterly Financial Information
14. Quarterly Financial Information (unaudited)
     The Company's selected quarterly information for the years ended December 31, 2009 and 2008 (in thousands, except per share data) was as follows.

	2009 Quarter Ended(1)
	December 31	September 30	June 30	March 31
Total revenues	$88,171	$92,963	$86,080	$93,951
Net income	4,728	8,411	23,081	23,970
Net income attributable to noncontrolling interests	(10)	(108)	(645)	(705)
Preferred dividends	(4,241)	(4,241)	(4,241)	(4,240)
Net income available to common stockholders	$477	$4,062	$18,195	$19,024
Net income per share available to common stockholders — basic and diluted	$0.00	$0.04	$0.20	$0.23

	2008 Quarter Ended(1)
	December 31	September 30	June 30	March 31
Total revenues	$83,033	$80,811	$70,771	$67,358
Net income	10,165	17,247	18,566	17,153
Net income attributable to noncontrolling interests	(306)	(570)	(620)	(581)
Preferred dividends	(4,241)	(4,241)	(4,241)	(4,241)
Net income available to common stockholders	$5,618	$12,436	$13,705	$12,331
Net income per share available to common stockholders — basic and diluted	$0.07	$0.17	$0.19	$0.19

(1)	The sum of quarterly financial data may vary from the annual data due to rounding.

SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION	12 Months Ended
Dec. 31, 2009
Real Estate and Accumulated Depreciation Disclosure
SCHEDULE III — REAL ESTATE AND ACCUMULATED DEPRECIATION
As of December 31, 2009
(In thousands)

							Gross amount carried at December 31,
			Initial Cost			Costs	2009
	Year				Buildings	Capitalized		Buildings
	Built/			Ground	and	Subsequent		and		Accumulated
Property	Renovated	Encumbrances	Land	Lease	Improvements	to Acquisition	Land	Improvements	Total	Depreciation	Net
		(1)							(2)	(3)
Albany Street	1922/1998	$—	$1,942	$—	$31,293	$47	$1,942	$31,340	$33,282	$(3,618)	$29,664
Ardentech Court	1997/2008	4,354	2,742	—	5,379	6,919	2,742	12,298	15,040	(1,843)	13,197
Ardenwood Venture	1985	—	3,550	—	10,603	2,354	3,550	12,957	16,507	(1,376)	15,131
Balboa Avenue	1968/2000	—	1,316	—	9,493	414	1,316	9,907	11,223	(1,389)	9,834
Bayshore Boulevard	2000	—	3,667	—	22,593	7,464	3,667	30,057	33,724	(5,734)	27,990
Beckley Street	1999	—	1,480	—	17,590	—	1,480	17,590	19,070	(2,217)	16,853
Bernardo Center Drive	1974/2008	—	2,580	—	13,714	6	2,580	13,720	16,300	(1,683)	14,617
9911 Belward Campus Drive	2001	—	4,160	—	196,814	—	4,160	196,814	200,974	(18,431)	182,543
9920 Belward Campus Drive	2000	—	3,935	—	11,206	—	3,935	11,206	15,141	(939)	14,202
Center for Life Science Boston	2008	348,749	60,000	—	407,747	249,739	60,000	657,486	717,486	(27,828)	689,658
Bridgeview Technology Park I	1977/2002	11,246	1,315	—	14,716	18,561	2,494	32,098	34,592	(2,895)	31,697
Bridgeview Technology Park II	1977/2002	—	1,522	—	13,066	7	1,522	13,073	14,595	(1,565)	13,030
Charles Street	1911/1986	—	5,000	—	7,033	29	5,000	7,062	12,062	(752)	11,310
Coolidge Avenue	1962/1999	—	2,760	—	7,102	—	2,760	7,102	9,862	(836)	9,026
Dumbarton Circle	1990	—	2,723	—	5,096	186	2,723	5,283	8,006	(1,858)	6,148
Eccles Avenue(4)	1965/1995	—	21,257	—	608	1,948	21,257	2,557	23,814	(608)	23,206
Eisenhower Road	1973/2000	—	416	—	2,614	746	416	3,360	3,776	(527)	3,249
Elliott Avenue(4)	1925/2004	—	10,124	—	38,911	26,234	10,124	65,145	75,269	(2,847)	72,422
21 Erie Street	1925/2004	—	3,366	—	18,372	59	3,366	18,431	21,797	(2,126)	19,671
40 Erie Street	1996	—	7,593	—	33,765	121	7,593	33,886	41,479	(3,888)	37,591
500 Fairview Avenue	1959/1991	—	—	—	3,285	13	—	3,298	3,298	(1,330)	1,968
530 Fairview Avenue	2008	—	2,703	—	694	41,654	2,703	42,349	45,052	(1,587)	43,465
Faraday Avenue	1986	—	1,370	—	7,201	—	1,370	7,201	8,571	(775)	7,796
Forbes Boulevard	1978	—	19,250	—	13,334	464	19,250	13,798	33,048	(778)	32,270
Fresh Pond Research Park	1948/2002	—	3,500	—	18,322	281	3,500	18,603	22,103	(2,270)	19,833
George Patterson Boulevard	1996/2005	—	1,575	—	11,029	275	1,575	11,304	12,879	(1,204)	11,675
Graphics Drive	1992/2007	—	800	—	6,577	5,273	800	11,850	12,650	(2,173)	10,477
Industrial Road	2001/2005	—	12,000	—	41,718	14,292	12,000	56,010	68,010	(17,214)	50,796
John Hopkins Court	1991/2008	—	3,560	—	19,526	10,433	3,560	29,959	33,519	(1,433)	32,086
Kaiser Drive	1990	—	3,430	—	6,093	2,173	3,430	8,265	11,695	(721)	10,974
500 Kendall Street (Kendall D)	2002	66,077	3,572	—	166,308	572	3,572	166,880	170,452	(19,230)	151,222
King of Prussia Road	1954/2004	—	12,813	—	66,152	1,023	12,813	67,175	79,988	(9,117)	70,871
Landmark at Eastview(5)	1958/2008	—	—	14,210	61,996	124,144	16,856	183,494	200,350	(12,692)	187,658
Lucent Drive	2004	5,129	265	—	5,888	—	265	5,888	6,153	(675)	5,478
Monte Villa Parkway	1996/2002	—	1,020	—	10,711	382	1,020	11,093	12,113	(1,455)	10,658
6114-6154 Nancy Ridge Drive	1994	—	10,100	—	28,611	16,378	10,100	44,989	55,089	(2,318)	52,771
6828 Nancy Ridge Drive	1983/2001	6,595	2,344	—	9,611	484	2,344	10,095	12,439	(1,429)	11,010
One Research Way	1980/2008	—	1,813	—	6,454	2,990	1,813	9,444	11,257	(408)	10,849
Pacific Center Boulevard	1991/2008	—	5,400	—	11,493	2,872	5,400	14,365	19,765	(1,314)	18,451
Pacific Research Center	2000/2008	—	74,147	—	142,437	80,581	74,147	223,019	297,166	(10,456)	286,710
Phoenixville Pike	1989/2008	—	1,204	—	10,879	8,148	1,204	19,028	20,232	(2,726)	17,506
Road to the Cure	1977/2007	14,956	4,430	—	19,129	3,077	4,430	22,206	26,636	(1,322)	25,314
San Diego Science Center	1973/2002	—	3,871	—	21,875	1,049	3,871	22,924	26,795	(3,056)	23,739
Science Center Drive	1995	10,981	2,630	—	16,029	—	2,630	16,029	18,659	(2,160)	16,499
Shady Grove Road	2003	147,000	28,601	—	197,548	2,166	28,601	199,714	228,315	(18,785)	209,530
Sidney Street	2000	28,322	7,580	—	50,459	29	7,580	50,488	58,068	(5,798)	52,270
Sorrento Valley Boulevard	1982	—	4,140	—	15,034	2	4,140	15,036	19,176	(1,406)	17,770
Spring Mill Drive	1988	—	1,074	—	7,948	489	1,074	8,437	9,511	(1,087)	8,424
Trade Centre Avenue	1997	—	3,275	—	15,404	—	3,275	15,404	18,679	(1,616)	17,063
Torreyana Road	1980/1997	—	7,660	—	24,468	—	7,660	24,468	32,128	(1,785)	30,343
9865 Towne Centre Drive	2008	17,884	5,738	—	2,991	20,208	5,738	23,198	28,936	(1,393)	27,543
9885 Towne Centre Drive	2001/2008	—	4,982	—	28,513	—	4,982	28,513	33,495	(3,831)	29,664
Tributary Street	1983/1998	—	2,060	—	10,597	—	2,060	10,597	12,657	(1,336)	11,321
900 Uniqema Boulevard	2000	1,191	404	—	3,692	—	404	3,692	4,096	(393)	3,703
1000 Uniqema Boulevard	1999	—	1,350	—	13,229	—	1,350	13,229	14,579	(1,405)	13,174
Vassar Street	1950/1998	—	2,040	—	13,841	—	2,040	13,841	15,881	(1,586)	14,295
Waples Street	1983/2005	—	2,470	—	2,907	11,039	2,470	13,946	16,416	(4,592)	11,824
Walnut Street	1972/2004	—	5,200	—	36,068	—	5,200	36,068	41,268	(3,746)	37,522
675 West Kendall Street (Kendall A)	2002	—	4,922	—	121,182	33	4,922	121,215	126,137	(13,886)	112,251
217th Place	1987/2007	—	7,125	—	3,529	14,628	7,125	18,156	25,281	(1,326)	23,955

Total		$662,484	$401,866	$14,210	$2,120,478	$679,987	$419,901	$2,796,640	$3,216,541	$(244,774)	$2,971,767

(1)	Includes mortgage notes secured by various properties and the construction loan secured by the Center for Life Science | Boston property, but excludes unamortized debt premium of $6,970.

(2)	The aggregate gross cost of the Company's rental property for federal income tax purposes approximated $3.1 billion as of December 31, 2009 (unaudited).

(3)	Depreciation of building and improvements is recorded on a straight-line basis over the estimated useful lives ranging from less than 1 year to 40 years.

(4)	The property or a portion of the property was under pre-development or redevelopment as of December 31, 2009.

(5)	During 2007, the Company acquired a fee simple interest in the land at its Landmark at Eastview property. The balance of $14.2 million was subsequently reclassified from ground lease to land.
A reconciliation of historical cost and related accumulated depreciation is as follows (in thousands):

	Year Ended December 31,
	2009	2008	2007
Investment in real estate:
Balance at beginning of year	$3,122,539	$2,912,043	$2,518,300
Property acquisitions	—	3,286	134,457
Improvements	94,002	207,210	259,286

Balance at end of year	$3,216,541	$3,122,539	$2,912,043

Accumulated Depreciation:
Balance at beginning of year	$(162,110)	$(104,444)	$(60,579)
Depreciation expense	(82,664)	(57,666)	(43,865)

Balance at end of year	$(244,774)	$(162,110)	$(104,444)